UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number          811-04719

The TETON Westwood Funds

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Teton Advisors, Inc.
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

TETON WESTWOOD FUNDS

Mighty MitesSM Fund

SmallCap Equity Fund

Convertible Securities Fund

Equity Fund

Balanced Fund

Annual Report

September 30, 2021

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tetonadv.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-937-8966 or send an email request to info@tetonadv.com.

TETON WESTWOOD FUNDS

(Unaudited)

			Class AAA Shares					Class A Shares
			Average Annual Returns – September 30, 2021 (a)					Average Annual Returns – September 30, 2021 (a)(b)(c)

							Expense Ratio							Expense Ratio
						Gross	after						Gross	after
					Since	Expense	Adviser					Since	Expense	Adviser
	1 Year	5 Year	10 Year	15 Year	Inception	Ratio	Reimbursements	1 Year	5 Year	10 Year	15 Year	Inception	Ratio	Reimbursements
Mighty Mites Fund	48.78%	10.18%	12.08%	9.58%	10.95%	1.45%	1.45%	42.79%	9.05%	11.36%	9.04%	10.54%	1.45%	1.45%
SmallCap Equity Fund	67.16	13.90	14.02	9.42	8.64	1.70	1.25	60.42	12.73	13.30	8.87	8.28	1.70	1.25
Convertible Securities Fund	20.48	13.86	11.72	7.17	8.40	1.62	1.15	15.64	12.70	11.02	6.63	8.00	1.62	1.15
Equity Fund	26.99	11.35	12.94	7.50	10.04	1.63	1.63	21.86	10.21	12.23	6.96	9.68	1.63	1.63
Balanced Fund	16.93	8.43	9.04	6.20	8.31	1.42	1.42	12.15	7.33	8.36	5.65	7.91	1.42	1.42

		Class C Shares						Class I Shares
		Average Annual Returns – September 30, 2021 (a)(c)(d)						Average Annual Returns – September 30, 2021 (a)(c)

							Expense Ratio							Expense Ratio
						Gross	after						Gross	after
					Since	Expense	Adviser					Since	Expense	Adviser
	1 Year	5 Year	10 Year	15 Year	Inception	Ratio	Reimbursements	1 Year	5 Year	10 Year	15 Year	Inception	Ratio	Reimbursements
Mighty Mites Fund	46.66%	9.35%	11.24%	8.77%	10.24%	2.20%	2.20%	49.13%	10.45%	12.35%	9.83%	11.11%	1.20%	1.20%
SmallCap Equity Fund	64.95	13.04	13.17	8.61	7.95	2.45	2.00	67.55	14.17	14.32	9.68	8.79	1.45	1.00
Convertible Securities Fund	18.54	13.01	10.89	6.36	7.79	2.37	1.90	20.79	14.17	12.01	7.42	8.56	1.37	0.90
Equity Fund	24.93	10.49	12.08	6.68	9.49	2.38	2.38	27.31	11.62	13.19	7.73	10.14	1.38	1.38
Balanced Fund	15.03	7.62	8.24	5.40	7.71	2.17	2.17	17.26	8.72	9.32	6.44	8.44	1.17	1.17

(a)	For the SmallCap Equity and Convertible Securities Funds (and for the Mighty Mites Fund through September 30, 2005), Teton Advisors, Inc. (the Adviser), reimbursed expenses to limit the expense ratio. Had such limitations not been in place, returns would have been lower. The contractual expense limitations are in effect through January 31, 2022 and are renewable annually by the Adviser. The gross expense ratios and expense ratios after Adviser reimbursements are from the current prospectus dated January 28, 2021. The Funds, except for the Equity and Balanced Funds, impose a 2.00% redemption fee on shares sold or exchanged within seven days after the date of purchase.

(b)	Includes the effect of the maximum 4.00% sales charge at the beginning of the period.

(c)	The performance of the Class AAA Shares is used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares. The performance for the Class A Shares, and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The performance for the Class I Shares would have been higher due to the lower expenses associated with this class of shares. The inception dates for the Class AAA Shares and the initial issuance dates for the Class A Shares, Class C Shares, and Class I Shares after which shares remained continuously outstanding are listed above.

(d)	Assuming payment of the 1.00% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

Inception Dates
	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Mighty Mites Fund	05/11/98	11/26/01	08/03/01	01/11/08
SmallCap Equity Fund	04/15/97	11/26/01	11/26/01	01/11/08
Convertible Securities Fund	09/30/97	05/09/01	11/26/01	01/11/08
Equity Fund	01/02/87	01/28/94	02/13/01	01/11/08
Balanced Fund	10/01/91	04/06/93	09/25/01	01/11/08

The TETON Westwood Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.tetonadv.com or by calling the Funds at 800-WESTWOOD (800-937-8966). The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-WESTWOOD (800-937-8966); (ii) writing to The TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Mighty Mites Fund

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of the TETON Westwood Mighty Mites Fund was 48.8% compared with a total return of 47.7% for the Russell 2000 Index. See the next page for additional performance information.

Investment Objective and Strategy

The Fund primarily invests in small and micro-cap equity securities that have a market capitalization of $500 million or less at time of initial investment. The portfolio management team focuses on bottom-up stock selection, seeking bite sized companies with excellent management teams, strong balance sheets, and superior long term fundamentals. As bottom up, fundamental, research driven investors, the team seeks to purchase the inefficiently priced stocks of excellent companies selling at a discount to their Private Market Value (PMV), and possess a catalyst that can unlock hidden value within the enterprise. As such, (y)our portfolio is diversified across a broad cross section of companies sharing these valuation characteristics.

Performance Discussion

U.S. equity indices surged during the Fund’s first fiscal quarter (ended December 2020), as several uncertainties were resolved, fueling optimism for continued economic recovery in 2021. First and foremost, Pfizer-BioNTech and Moderna announced vaccines that were found to be highly effective in preventing COVID-19. The news of multiple vaccination candidates diminished rising concerns over the recent resurgence of the virus in the U.S. and overseas. Next, markets responded positively to the conclusion of U.S. elections, as Democrats gained control of the White House and Congress. Aside from resolving the current health crisis, the Biden administration’s priorities include strengthening the economy, toughening climate and environmental policies, revamping healthcare and rebuilding international alliances.

Following a robust end to 2020, U.S. equities continued their rise in the first quarter of 2021, led by strength in small- and micro-cap companies relative to their larger peers, as well as the ongoing outperformance by Value (vs. Growth) companies that began in the second half of last year. The Mighty Mites portfolio was well aligned with these trends. The Mighty Mites team remains focused on individual business fundamentals. In the coming quarters, many of (y)our portfolio companies will begin ‘comping’ the worst of the pandemic’s impact and are poised to experience both the top-line benefits of increasing business activity as well as pent-up consumer demand. In tandem with these expected revenue drivers, we believe that the slimmed down company cost structures that were necessitated by the past year will remain in place for longer than expected, if not permanently, driving stronger profits.

Equity indices continued to rise during the second quarter breaching record levels as the post-pandemic expansion remained on course. Most COVID-related restrictions were lifted during the quarter as nearly 55% or 180 million Americans received at least one dose of a vaccine. Accordingly, the U.S. economy strengthened and growth forecasts improved. With household wealth rising in tandem with home and financial asset values, the U.S. consumer has emerged from the pandemic with greater confidence. This has been further enhanced by increased savings during the year-long lockdown, which bodes well for future spending. At the same time, business investment has increased significantly due to stronger corporate balance sheets and the resumption of capital projects following deferrals during the pandemic.

After five consecutive quarters of positive performance, US equity markets weakened in the third quarter. Small- and micro-cap stocks meaningfully underperformed relative to large-caps as concerns of slowing economic growth and rising costs drove investors to shift capital to businesses with greater scale. Over the course of the quarter, we observed the growing, broad-based ‘reopening’ optimism of the past year begin to erode as the Delta COVID-19 variant spread (including among vaccinated individuals), slowing the return to normalcy. The bipartisan cooperation displayed by Congress in authorizing COVID-19 stimulus appears to have waned, and with it, the prospects of the Biden administration’s infrastructure spending bill. With inflation emerging, the Federal Reserve confirmed its intent to scale back its asset purchases, setting the table for higher interest rates (and potentially lower trading multiples) in the near future.

Among the Fund’s top contributors to performance for the year was Golden Entertainment Inc. (1.7% of net assets as of September 30, 2021), owns casinos and operates slot machines located in dining and retail establishments, primarily in southern Nevada; Full House Resorts, Inc. (1.9%), owns, develops, invests in, operates, manages, and leases casinos, and related hospitality and entertainment facilities in the United States and Cutera Inc. (1.8%), a manufacturer and marketer of aesthetic and laser treatment equipment, including the truSculpt body contouring platform.

Some of the detractors to performance included the Fund’s largest position, Aerojet Rocketdyne Holdings (3.7%), a leading manufacturer of propulsion systems for space and military applications; Astec Industries Inc. (1.7%) is a manufacturer of asphalt and road building equipment, including milling machines and asphalt pavers; CTS Corp. (1.1%) manufactures and sells sensors, actuators, and connectivity components in North America, Europe, and Asia. The company provides sensors and actuators for use in passenger or commercial vehicles.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Fund average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (5/11/98)
Mighty Mites Fund Class AAA	48.78%	10.18%	12.08%	9.58%	10.95%
Dow Jones U.S. Micro-Cap Total Stock Market Index (b)	56.31	13.93	14.29	8.12	9.24
Russell 2000 Index (c)	47.68	13.45	14.63	9.16	8.18
Lipper Small Cap Value Fund Average (d)	63.23	10.25	12.25	7.65	8.34

(a)	The Adviser reimbursed expenses through September 30, 2005 to limit the expense ratios. Had such limitations not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares.

(b)	The Dow Jones U.S. Micro-Cap Total Stock Market Index is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market. Dividends are considered reinvested. You cannot invest directly in an index. Since inception performance is as of April 30, 1998.

(c)	The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(d)	The Lipper Small Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. Since inception performance is as of April 30, 1998.

In the current prospectuses dated January 28, 2021, the expense ratio for Class AAA Shares is 1.45%. See page 35 for the expense ratios for the year ended September 30, 2021. Class AAA Shares do not have a sales charge.

Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetenadv.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MIGHTY MITES FUND CLASS AAA, THE
RUSSELL 2000 INDEX, AND THE DOW JONES U.S. MICRO-CAP TOTAL STOCK MARKET INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	48.78%	10.18%	12.08%

*Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SmallCap Equity Fund (Unaudited)

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of the TETON Westwood SmallCap Equity Fund was 67.2% compared with a total return of 47.7% for the Russell 2000 Index. See the next page for additional performance information.

Investment Objective and Strategy

The Fund invests primarily in small cap companies that, through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or Private Market Value. The Fund characterizes small capitalization companies as those companies with a market capitalization between $100 million and $2.5 billion at the time of the Fund’s initial investment.

Performance Discussion

During the fourth quarter of 2020, in anticipation of improving economic activity in 2021 and beyond, the stock market rebounded dramatically from the March pandemic driven lows. We witnessed a historical rotation by investors into value equities, following more than a decade of growth stock leadership. Favorable news on Pfizer’s COVID-19 vaccine in mid-November (followed by Moderna, Johnson & Johnson and AstraZeneca) ignited a global stock market rally on hopes the world will normalize in 2021. It also spurred a rotation into value-oriented stocks from growth stocks, which could persist for years. What’s more, the large cap S&P 500 Index, long buoyed by a handful of mega cap tech stocks, appears to be losing ground to a dynamic revival in small caps. In the month of November, for example, small cap indices rallied by 18%, a historical breakout. The rotation appears grounded by lean corporate inventories and a near record high consumer savings rate of 33%, that together, could lead to a surge in pent up economic growth, a powerful catalyst for small cap leadership.

The first quarter of 2021 saw a continuing trend- following more than a decade of growth stock leadership the rotation into value appears to be sustainable for an extended period. While equities have appreciated materially since the March 2020 COVID-19 pandemic driven market bottom, we believe the macro backdrop remains favorable for future gains. Never in recent history have we witnessed an exogenous shock to global economies comparable in magnitude to the pandemic and its impact on travel, leisure, hospitality, entertainment and overall business logistics. Following a steep, rather short, recession, the U.S. economy has rebounded in tandem with massive government fiscal stimulus along with unprecedented Federal Reserve monetary accommodation.

During the second quarter 2021, the equity bull market appears to remain intact as U.S. and global economies rebound from pandemic driven shutdowns with a surge of consumer spending on retail, travel, leisure, and hospitality. As we look to next year and beyond, further gains will largely depend on the extent of monetary accommodation. Widespread vaccination in the U.S. to protect against the spread of COVID-19, has allowed the re-openings of bars, restaurants and entertainment venues. Air travel recently reached pre-pandemic levels, hotel occupancies are rising rapidly, and major cities, like New York, are once again vibrant and bustling with commuter traffic. Underpinning the broad based reopening of America is trillions of dollars of government fiscal stimulus funneled to businesses along with funding to unemployed workers hit hardest by the pandemic. Against this backdrop has been the U.S. Federal Reserve with its unprecedented quantitative easing, fostering negative real interest rates, adjusted for inflation.

The portfolio demonstrated excellent gains across most of its equity holdings during the third quarter as the U.S. economy continued its robust growth trajectory. As the economy has rebounded from its pandemic lows, so have corporate earnings: Total pretax profits have surged $0.84 trillion from the lows of 2020 and now stand 17% above their pre-pandemic high. Moreover, corporate profits are estimated to grow another 7% in 2022, fueling capex spend as domestic manufacturers scramble to rebuild supply chains amidst component shortages, lean inventory and surging consumer demand.

Among our stronger performing stocks for the year were Patterson–UTI Energy Inc. (2.0% of net assets as of September 30, 2021), which provides drilling and pressure pumping services, directional drilling, and rental equipment for oil fields; Diamondback Energy Inc. (1.9%), an independent oil and natural gas company, focuses on the acquisition, development, exploration, and exploitation of unconventional and onshore oil and natural gas reserves and Meredith Corp. (1.3%) is a creator of national and local lifestyle content delivered across digital, print and broadcast media.

Some of the weaker holdings in the portfolio included Tupperware Brands Corp. (0.7%); the company manufactures, markets, and sells design centric preparation, storage, and serving solutions for the kitchen and home, as well as a line of cookware, knives, microwave products; Haemonetics Corp. (0.6%), is a healthcare company that provides medical products and solutions. It operates through three segments: Plasma, Blood Center, and Hospital; and CMC Materials, Inc.(0.3%), together with its subsidiaries, provides consumable materials to semiconductor manufacturers, and pipeline and adjacent industry customers in North America, Asia, Europe, the Middle East, Africa, and South America.

We thank you for your continued confidence and trust.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Fund average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (4/15/97)
SmallCap Equity Fund Class AAA	67.16%	13.90%	14.02%	9.42%	8.64%
Russell 2000 Index (b)	47.68	13.45	14.63	9.16	9.36
Russell 2000 Value Index (c)	63.92	11.03	13.22	7.50	9.62

(a)	The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares.

(b)	The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	The Russell 2000 Value Index measures the performance of the small capitalization sector of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2021, the gross expense ratio for Class AAA Shares is 1.70%, and the net expense ratio is 1.25% after contractual reimbursements by the Adviser in place through January 31, 2022. See page 36 for the expense ratios for the year ended September 30, 2021. Class AAA Shares do not have a sales charge.

Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetenadv.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP EQUITY FUND CLASS AAA
AND THE RUSSELL 2000 VALUE INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	67.16%	13.90%	14.02%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Convertible Securities Fund (Unaudited)

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of the TETON Convertible Securities Fund was 20.5% compared with a total return of 30.0% and 27.3% for the Standard & Poor’s (S&P) 500 Index and the ICE Bank of America U.S. Convertibles Index, respectively. See the next page for additional performance information.

Investment Objective and Strategy

The Fund invests in convertible securities. By investing in convertible securities, the portfolio managers seek the opportunity to participate in the capital appreciation of underlying stocks, while at the same time relying on the fixed income aspect of the convertible securities to provide current income and reduced price volatility, which can limit the risk of loss in a down equity market. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies.

Performance Discussion

Looking back over fiscal year 2021, there were a few distinct periods that played an important role in performance. The year started off with a very strong quarter in calendar Q4 of 2020 as equities and convertibles moved sharply higher. The convertible market offered us unique access to growth, as well as companies that have seen years of demand pulled forward as the world adjusts to working and attending school remotely.

Entering 2021, we saw interest rates moving higher and there was a clear shift in the market away from growth and toward value. This led to more muted performance in the first quarter as convertibles have traditionally been issued by more growth oriented companies. Issuance set a record pace to start the year as we saw 75 issues for over $42 billion in the U.S., the most ever in the first quarter. Much of this issuance was at terms that were more attractive for the companies raising capital than it was for investors. This weighed on our market as some large deals with low coupons and high premiums underperformed out of the gate.

We started to see some pushback from investors on pricing in March, and terms improved. Importantly, with investors focused on the primary market, there was some weakness in the pricing of existing issues. This proved to be a great opportunity for us to add to positions in companies that we know well at more attractive terms. This prudence at the beginning of the year aided performance through the rest of the fiscal year with a solid rebound in our fiscal Q3.

Volatility returned to the markets in the fourth quarter with concerns over inflation and interest rates moving higher. This has called into question some of the valuations that have been given to certain fast growing tech companies, causing both equity and convert indices to move lower in September.

Among our stronger performing positions for the year were: Perficient, Inc. 1.250%, 8/1/25 (2.8% of net assets as of September 30, 2021), The company is an IT consulting firm, the company helps their clients understand and implement high quality and efficient software solutions; Chart Industries, Inc. 1.000%, 11/15/24 (2.7%), manufactures and sells engineered equipment for the energy and industrial gas industries worldwide and Workiva, Inc. 1.250%, 08/15/26 (2.3%), together with its subsidiaries, provides cloud-based compliance and regulatory reporting solutions worldwide.

Some of the weaker holdings in the portfolio included Bandwidth, Inc. 0.250%, 3/1/26 (0.8%), operates as a cloud-based software powered communications platform as a service (CPaaS), the company operates in two segments, CPaaS and Other; Q2 Holdings, Inc. 0.750%, 6/1/26 (1.1%), provides cloud based digital banking solutions to regional and community financial institutions; and Esperion Therapeutics, Inc. 4.000%, 11/15/25 (no longer held as of September 30, 2021) is a pharmaceutical company, that develops and commercializes medicines for the treatment of patients with elevated low density lipoprotein cholesterol in the United States and internationally.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Fund average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (9/30/97)
Convertible Securities Fund Class AAA	20.48%	13.86%	11.72%	7.17%	8.40%
S&P 500 Index (b)	30.00	16.90	16.63	10.37	8.53
ICE Bank of America U.S. Convertibles Index (c)	27.30	17.36	14.36	10.17	8.85

(a)	The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares.

(b)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(c)	The ICE Bank of America U.S. Convertibles Index is a market value weighted index of all dollar denominated convertible securities that are exchangeable into U.S. equities that have a market value of more than $50 million. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectuses dated January 28, 2021, the gross expense ratio for Class AAA Shares is 1.62%, and the net expense ratio is 1.15%, after contractual reimbursements by the Adviser in place through January 31, 2022. See page 37 for the expense ratios for the year ended September 30, 2021. Class AAA Shares do not have a sales charge.

Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv. com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetenadv.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND CLASS AAA, THE S&P 500 INDEX AND THE ICE BANK OF AMERICA U.S. CONVERTIBLES INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	20.48%	13.86%	11.72%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Equity Fund (Unaudited)

To Our Shareholders,

For the fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of the Equity Fund was 27.0% compared with a total return of 30.0% for the S&P 500 Index. See the next page for additional performance information.

Investment Objective and Strategy

The Fund seeks to provide capital appreciation. The Fund’s secondary goal is to produce current income.

Performance Discussion

Looking back, the fourth quarter of 2020 capped the end of an unprecedented year with a bang. Equity markets surged higher in November on positive vaccine announcements, with the S&P 500 finishing the year at its 33rd new all-time high in 2020. Small caps and value stocks led performance during the quarter as optimism increased for improved growth outlooks and further reopening in the coming year as vaccines began being administered.

The first quarter of 2021 continued the party that started last quarter. Equity markets climbed higher, led by the U.S. with the S&P 500 Index closing the quarter at a new all-time high, a sentiment echoed around the world. Interest rates, which had been moving up, saw a large increase as the yield on the 10-year U.S. Treasury bond moved from 0.91% to 1.74% — a rise of 83 basis points! The rise in rates was the third largest quarter over quarter increase in rates in the last 20 years. Given the tightness in credit spreads coming into the year, the move up in rates weighed on the fixed income markets, but was largely shrugged off by equities.

The second quarter of 2021, equity markets rose in tandem with vaccination rates across most developed economies, with emerging economies still feeling pressure from lack of access. The S&P 500 Index posted a robust gain, with new all-time highs, supported by record levels of earnings surprises. Despite the improvement in the data, the yield on the 10-year U.S. Treasury bond fell from 1.74% to 1.47% to end the quarter. The Federal Reserve has continued to support the financial markets with easy monetary policy but investors are becoming focused on the beginning of any effort to taper that support.

The third quarter of 2021 saw markets mixed as crosscurrents between economic data and rising virus caseloads impacted areas differently. Smaller cap stocks and those with a value orientation fell on the margin while some of the more defensive and secular growth areas rose modestly. In aggregate, the markets remain well supported from stimulus efforts. Given the recovery so far, the Federal Reserve (Fed) began to discuss potentially tapering their asset purchases in the coming year. Inflation has proven to be somewhat transitory, with some of the drivers like used car prices retreating, even as inventory shortages persist. The limited availability of goods and stockouts plaguing everyone from grocery stores to sporting good purveyors has capped the consumer’s ability to spend and led to higher savings rates. U.S. household net worth now stands at a record $141.7 trillion dollars, well above the year end 2019 figure, as significant gains have been made in real estate and investments, and further supports current consumer confidence.

Among our stronger performing positions for the year were: Charles Schwab, Corp. (3.0% of net assets as of September 30, 2021), through its subsidiaries, provides wealth management, securities brokerage, banking, asset management, custody, and financial advisory services; EOG Resources, Inc. (2.5%), a crude oil and natural gas exploration and production company with reserves in the U.S., Trinidad, and China and American International Group, Inc. (2.1%), provides insurance products for commercial, institutional, and individual customers.

Some of the weaker holdings in the portfolio included: Activision Blizzard, Inc. (2.3%), together with its subsidiaries, develops and publishes interactive entertainment content and services in the Americas, Europe, the Middle East, Africa, and the Asia Pacific; Alexandria Real Estate Equities, Inc. (2.0%) is the first, longest-tenured, and pioneering owner, operator, and developer uniquely focused on collaborative life science, technology, and agtech campuses in AAA innovation cluster locations and Mohawk Industries, Inc. (1.7%) designs, manufactures, sources, distributes, and markets flooring products for remodeling and new constructions of residential and commercial spaces.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Fund average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (1/2/87)
Equity Fund Class AAA	26.99%	11.35%	12.94%	7.50%	10.04%
S&P 500 Index (b)	30.00	16.90	16.63	10.37	11.06

(a)	Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares.

(b)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. S&P 500 Index since inception performance is as of December 31, 1986.

In the current prospectuses dated January 28, 2021, the expense ratio for Class AAA Shares is 1.63%. See page 38 for the expense ratios for the year ended September 30, 2021. Class AAA Shares do not have a sales charge.

Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv. com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetenadv.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EQUITY FUND CLASS AAA AND THE S&P

500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	26.99%	11.35%	12.94%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Balanced Fund (Unaudited)

To Our Shareholders,

For fiscal year ended September 30, 2021, the net asset value (NAV) total return per Class AAA Share of the TETON Westwood Balanced Fund was 16.9% compared with total return of (1.1) % and 17.6% for the Bloomberg Government/Credit Bond Index and the common balanced benchmark comprised of 60% S&P 500 Index and 40% of the Bloomberg Capital Government/Credit Bond Index, respectively. See the next page for additional performance information.

Investment Objective and Strategy

The Fund invests in a combination of equity and debt securities. The Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. Westwood Management Corp., the Fund’s sub-adviser (the “Westwood Sub-Adviser”) will typically invest 30% to 70% of the Fund’s assets in equity securities and 70% to 30% in debt securities, and the balance of the Fund’s assets in cash or cash equivalents. The actual mix of assets will vary depending on the Westwood Sub-Adviser’s analysis of market and economic conditions.

The Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Westwood Sub-Adviser chooses stocks of seasoned companies with proven records and above average earnings growth potential. The Westwood Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company’s fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”). The Fund may invest in fixed income securities of any maturity.

The Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts (“EDRs”) or American Depositary Receipts (“ADRs”), including in those of companies located in emerging markets. The Fund may also invest in foreign debt securities.

Performance Discussion

Looking back, the fourth quarter of 2020 capped the end of an unprecedented year with a bang. Equity markets surged higher in November on positive vaccine announcements, with the S&P 500 finishing the year at its 33rd new all-time high in 2020. Small caps and value stocks led performance during the quarter as optimism increased for improved growth outlooks and further reopening in the coming year as vaccines began being administered.

The first quarter of 2021 continued the party that started last quarter. Equity markets climbed higher, led by the U.S. with the S&P 500 Index closing the quarter at a new all-time high, a sentiment echoed around the world. Interest rates, which had been moving up, saw a large increase as the yield on the 10-year U.S. Treasury bond moved from 0.91% to 1.74% — a rise of 83 basis points! The rise in rates was the third largest quarter over quarter increase in rates in the last 20 years. Given the tightness in credit spreads coming into the year, the move up in rates weighed on the fixed income markets, but was largely shrugged off by equities.

In the second quarter of 2021, equity markets rose in tandem with vaccination rates across most developed economies, with emerging economies still feeling pressure from lack of access. The S&P 500 Index posted a robust gain, with new all-time highs, supported by record levels of earnings surprises. Despite the improvement in the data, the yield on the 10-year U.S. Treasury bond fell from 1.74% to 1.47% to end the quarter. The Federal Reserve has continued to support the financial markets with easy monetary policy but investors are becoming focused on the beginning of any effort to taper that support.

The third quarter of 2021 saw markets mixed as crosscurrents between economic data and rising virus caseloads impacted areas differently. Smaller cap stocks and those with a value-orientation fell on the margin while some of the more defensive and secular growth areas rose modestly. In aggregate, the markets remain well supported from stimulus efforts. Given the recovery so far, the Federal Reserve (Fed) began to discuss potentially tapering their asset purchases in the coming year. Inflation has proven to be somewhat transitory, with some of the drivers like used car prices retreating, even as inventory shortages persist. The limited availability of goods and stockouts plaguing everyone from grocery stores to sporting good purveyors has capped the consumer’s ability to spend and led to higher savings rates. U.S. household net worth now stands at a record $141.7 trillion dollars, well above the year end 2019 figure, as significant gains have been made in real estate and investments, and further supports current consumer confidence.

Among our stronger performing stocks for the year were Alphabet Inc. common stock (0.9% of net assets as of September 30, 2021), the parent holding company of Google with a wide range of popular products and platforms including Search, Maps, Ads, Gmail, Android, Chrome, Google Cloud, and YouTube; Charles Schwab common stock (1.7%), through its subsidiaries, provides wealth management, securities brokerage, banking, asset management, custody, and financial advisory services; CVS Health common stock (1.8%), a leading health solutions company with an integrated product offering spanning managed care to retail pharmacies.

Some of the weaker holdings in the portfolio included: U.S. Government Treasury Bond 2.5% maturing 2046 (1.4%); U.S. Government Treasury Bond 2.5% maturing 2045 (0.9%); Ross Stores common stock (0.9%), the largest off-price apparel and home fashion chain in the United States including their Ross Dress for Less® and dd’s DISCOUNTS® stores.

We appreciate your continued confidence and trust.

Average Annual Returns through September 30, 2021 (a) (Unaudited)

Fund average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (10/1/91)
Balanced Fund Class AAA	16.93%	8.43%	9.04%	6.20%	8.31%
60% S&P 500 Index and 40% Bloomberg Government/Credit Bond Index (b)	17.55	11.44	11.27	7.95	8.57
S&P 500 Index (c)	30.00	16.90	16.63	10.37	10.56
Bloomberg Government/Credit Bond Index (d)	(1.13)	3.24	3.24	4.32	5.58

(a)	The Adviser reimbursed expenses in years prior to 1998 to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Other share classes are available and have different performance characteristics. See page 2 for performance of other classes of shares.

(b)	The Blended Index consists of a blend of 60% the S&P 500 Index and 40% Bloomberg Government/Credit Bond Index.

(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index. Since inception performance is as of September 30, 1991.

(d)	The Bloomberg Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. Since inception performance is as of September 30, 1991.

In the current prospectuses dated January 28, 2021, the expense ratio for Class AAA Shares is 1.42%. See page 39 for the expense ratios for the year ended September 30, 2021. Class AAA Shares do not have a sales charge.

Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.tetonadv. com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.tetenadv.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BALANCED FUND CLASS AAA, THE S&P
500 INDEX, A COMPOSITE OF 60% OF THE S&P 500 INDEX AND 40% OF THE BLOOMBERG GOVERNMENT/CREDIT
BOND INDEX, AND THE BLOOMBERG GOVERNMENT/CREDIT BOND INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	16.93%	8.43%	9.04%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2021 through September 30, 2021

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table on page 14 illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by$1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2021.

TETON Westwood Funds

Disclosure of Fund Expenses (Unaudited) (Continued)

For the Six Month Period from April 1, 2021 through September 30, 2021

Expense Table

		Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending	Annualized	Expenses	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During	Account Value	Account Value	Expense	Paid During
	04/01/21	09/30/21	Ratio	Period*	04/01/21	09/30/21	Ratio	Period*

TETON Westwood Mighty Mites Fund
Class AAA	$1,000.00	$1,017.80	1.37%	$6.93	$1,000.00	$1,018.20	1.37%	$6.93
Class A	$1,000.00	$1,017.70	1.37%	$6.93	$1,000.00	$1,018.20	1.37%	$6.93
Class C	$1,000.00	$1,013.50	2.11%	$10.65	$1,000.00	$1,014.49	2.11%	$10.66
Class I	$1,000.00	$1,019.20	1.12%	$5.67	$1,000.00	$1,019.45	1.12%	$5.67
TETON Westwood SmallCap Equity Fund
Class AAA	$1,000.00	$1,022.20	1.25%	$6.34	$1,000.00	$1,018.80	1.25%	$6.33
Class A	$1,000.00	$1,021.90	1.25%	$6.34	$1,000.00	$1,018.80	1.25%	$6.33
Class C	$1,000.00	$1,018.30	2.00%	$10.12	$1,000.00	$1,015.04	2.00%	$10.10
Class I	$1,000.00	$1,023.60	1.00%	$5.07	$1,000.00	$1,020.05	1.00%	$5.06
TETON Westwood Convertible Securities Fund
Class AAA	$1,000.00	$1,046.50	1.15%	$5.90	$1,000.00	$1,019.30	1.15%	$5.82
Class A	$1,000.00	$1,046.60	1.15%	$5.90	$1,000.00	$1,019.30	1.15%	$5.82
Class C	$1,000.00	$1,042.40	1.90%	$9.73	$1,000.00	$1,015.54	1.90%	$9.60
Class I	$1,000.00	$1,047.70	0.90%	$4.62	$1,000.00	$1,020.56	0.90%	$4.56
TETON Westwood Equity Fund
Class AAA	$1,000.00	$1,049.50	1.63%	$8.37	$1,000.00	$1,016.90	1.63%	$8.24
Class A	$1,000.00	$1,049.50	1.63%	$8.37	$1,000.00	$1,016.90	1.63%	$8.24
Class C	$1,000.00	$1,046.00	2.32%	$11.90	$1,000.00	$1,013.44	2.32%	$11.71
Class I	$1,000.00	$1,050.50	1.38%	$7.09	$1,000.00	$1,018.15	1.38%	$6.98
TETON Westwood Balanced Fund
Class AAA	$1,000.00	$1,056.10	1.40%	$7.22	$1,000.00	$1,018.05	1.40%	$7.08
Class A	$1,000.00	$1,055.60	1.40%	$7.21	$1,000.00	$1,018.05	1.40%	$7.08
Class C	$1,000.00	$1,051.80	2.14%	$11.01	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,057.50	1.15%	$5.93	$1,000.00	$1,019.30	1.15%	$5.82

*	Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2021:

TETON Westwood Mighty Mites Fund
Financial Services	11.2%
Diversified Industrial	10.5%
Health Care	7.9%
Hotels and Gaming	6.0%
Aerospace and Defense	4.8%
Equipment and Supplies	4.7%
Electronics	4.6%
Real Estate	3.9%
Machinery	3.4%
Business Services	3.2%
Building and Construction	3.2%
Manufactured Housing and Recreational Vehicles	3.1%
Specialty Chemicals	2.7%
Aviation: Parts and Services	2.4%
Automotive: Parts and Accessories	2.3%
Consumer Products	2.3%
Computer Software and Services	2.3%
Restaurants	2.1%
Food and Beverage	2.0%
U.S. Government Obligations	2.0%
Retail	1.7%
Broadcasting	1.7%
Energy and Utilities: Water	1.6%
Miscellaneous	1.5%
Automotive	1.3%
Communications Equipment	1.2%
Publishing	0.9%
Consumer Services	0.9%
Environmental Control	0.9%
Entertainment	0.9%
Agriculture	0.7%
Energy and Utilities: Natural Gas	0.7%
Telecommunications	0.4%
Communications	0.4%
Paper and Forest Products	0.3%
Energy and Utilities: Services	0.2%
Educational Services	0.1%
Metals and Mining	0.1%
Energy and Utilities	0.0%*
Transportation	0.0%*
Airlines	0.0%*
Other Assets and Liabilities (Net)	(0.1)%
100.0%

*	Amount represents less than 0.05%.

TETON Westwood SmallCap Equity Fund

Banking	17.4%
Semiconductors	9.4%
Health Care	7.8%
Energy and Utilities	7.1%
Computer Software and Services	5.8%
Electronics	5.2%
Business Services	4.8%
Consumer Products	4.4%
Diversified Industrial	4.3%
Retail	4.2%
Financial Services	3.9%
Communications Equipment	3.7%
Aviation: Parts and Services	2.8%
Building and Construction	2.7%
Automotive	2.2%
Communications	1.9%
Transportation	1.9%
Broadcasting	1.7%
Machinery	1.7%
Specialty Chemicals	1.5%
Equipment and Supplies	1.3%
U.S. Government Obligations	1.2%
Environmental Control	1.1%
Real Estate	0.9%
Materials	0.8%
Aerospace	0.4%
Other Assets and Liabilities (Net)	(0.1)%
100.0%

TETON Convertible Securities Fund
Computer Software and Services	28.6%
Health Care	15.3%
Business Services	7.6%
Consumer Services	7.6%
Security Software	5.9%
Financial Services	5.2%
Diversified Industrial	4.8%
Telecommunications	3.7%
Semiconductors	3.3%
Airlines	2.9%
U.S. Government Obligations	2.8%
Energy and Utilities: Integrated	2.1%
Automotive: Parts and Accessories	2.0%
Communications Equipment	1.4%
Energy and Utilities: Services	1.3%
Cable and Satellite	1.1%
Transportation	1.0%
Agriculture	0.8%
Real Estate Investment Trusts	0.7%
Consumer Products	0.2%
Other Assets and Liabilities (Net)	1.7%
100.0%

Summary of Portfolio Holdings (Unaudited) (Continued)

TETON Westwood Equity Fund
Financial Services	16.1%
Health Care	12.8%
Retail	12.2%
Computer Software and Services	9.9%
Diversified Industrial	8.2%
Energy and Energy Services	4.2%
Energy: Oil	4.2%
Real Estate	4.0%
Energy: Integrated	3.9%
Banking	3.8%
Electronics	2.6%
Automotive	2.2%
Aerospace	2.2%
Business Services	2.1%
Food and Beverage	2.1%
Telecommunications	1.9%
Transportation	1.9%
Semiconductors	1.8%
Consumer Products	1.7%
Entertainment	1.5%
Other Investment Companies	1.2%
Other Assets and Liabilities (Net)	(0.5)%
100.0%

TETON Westwood Balanced Fund
Health Care	11.7%
Computer Software and Services	10.4%
Financial Services	9.9%
U.S. Government Obligations	9.5%
Retail	9.0%
Banking	4.3%
Diversified Industrial	3.7%
Energy and Energy Services	3.5%
Transportation	3.2%
Equipment and Supplies	3.1%
Semiconductors	3.1%
Energy: Oil	3.0%
Real Estate	2.9%
Electronics	2.8%
Federal National Mortgage Association	2.4%
Aerospace	1.9%
Consumer Services	1.9%
Telecommunications	1.5%
Food and Beverage	1.4%
Automotive: Parts and Accessories	1.3%
Business Services	1.2%
Consumer Finance	1.1%
Energy: Integrated	1.1%
Automotive	1.0%
Consumer Products	0.9%
Entertainment	0.9%
Other Investment Companies	0.8%
Hotels and Gaming	0.5%
Federal Home Loan Mortgage Corp.	0.2%
Other Assets and Liabilities (Net)	1.8%
100.0%

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS* — 95.9%
	Aerospace and Defense — 4.8%
580,000	Aerojet Rocketdyne Holdings Inc.	$2,907,838	$25,259,000
136,560	Allied Motion Technologies Inc.	3,322,170	4,271,597
325,000	Various Securities	3,422,630	3,470,839
		9,652,638	33,001,436

	Agriculture — 0.7%
231,300	Limoneira Co.	4,343,303	3,740,121
470,215	Various Securities	1,760,863	1,432,192
		6,104,166	5,172,313

	Airlines — 0.0%
225,000	Various Securities	173	11,250
	Automotive — 1.3%
112,007	Rush Enterprises Inc., Cl. B	1,359,382	5,126,561
131,407	Various Securities	951,982	4,144,750
		2,311,364	9,271,311

	Automotive: Parts and Accessories — 2.2%
341,750	Modine Manufacturing Co.†	4,296,707	3,872,027
110,560	Strattec Security Corp.†	2,537,035	4,300,784
513,211	Various Securities	4,138,010	7,423,499
		10,971,752	15,596,310

	Aviation: Parts and Services — 2.4%
180,540	Ducommun Inc.†	4,543,644	9,090,189
140,250	Kaman Corp.	3,731,847	5,002,718
188,566	Various Securities	2,201,000	2,654,583
		10,476,491	16,747,490

	Broadcasting — 1.7%
241,120	Gray Television Inc.	265,142	5,502,358
1,024,840	Various Securities	4,169,498	6,068,747
		4,434,640	11,571,105

	Building and Construction — 3.2%
95,900	Gibraltar Industries Inc.†	2,267,529	6,679,435
40,000	MYR Group Inc.†	784,349	3,980,000
77,070	The Monarch Cement Co.	2,049,710	8,423,751
376,500	Various Securities	710,334	3,140,085
		5,811,922	22,223,271

	Business Services — 3.2%
2,280,000	Trans-Lux Corp.†(a)	1,188,097	957,714
1,221,101	Various Securities	11,597,205	21,384,705
		12,785,302	22,342,419

	Communications — 0.4%
107,000	Various Securities	1,891,056	2,740,270
	Communications Equipment — 1.2%
622,550	Various Securities	4,883,822	8,002,047
	Computer Software and Services — 2.3%
173,380	American Software Inc., Cl. A	1,534,689	4,117,775
1,153,441	Various Securities	5,085,769	11,546,097
		6,620,458	15,663,872

	Consumer Products — 2.3%
251,175	Lifetime Brands Inc.	2,717,552	4,568,873
400,000	Marine Products Corp.	2,815,473	5,004,000
3,194,200	Various Securities	3,679,579	6,273,229
		9,212,604	15,846,102

	Consumer Services — 0.9%
228,000	Various Securities	1,445,507	6,209,720
	Diversified Industrial — 10.5%
232,000	Burnham Holdings Inc., Cl. A(a)	3,635,380	3,195,800
			Market
Shares		Cost	Value
40,500	Chase Corp	$677,376	$4,137,075
87,360	Columbus McKinnon Corp	1,447,835	4,223,856
413,313	Griffon Corp	4,550,053	10,167,500
224,239	Lawson Products Inc.†	3,203,573	11,214,192
766,870	Myers Industries Inc.	12,186,670	15,007,646
187,047	Park-Ohio Holdings Corp.	4,011,062	4,773,439
316,000	Tredegar Corp.	4,984,165	3,848,880
785,861	Various Securities	10,149,887	16,396,790
		44,846,001	72,965,178

	Educational Services — 0.1%
95,000	Various Securities	289,750	642,200
	Electronics — 4.6%
150,300	Bel Fuse Inc., Cl. A(a)	2,791,643	2,159,811
253,580	CTS Corp.	2,240,821	7,838,158
593,000	Schmitt Industries Inc.†(a)	1,341,444	2,549,900
116,390	Ultra Clean Holdings†	309,718	4,958,214
674,500	Various Securities	6,396,267	14,115,108
		13,079,893	31,621,191

	Energy and Utilities: Natural Gas — 0.7%
170,798	Various Securities	1,615,559	4,942,984
	Energy and Utilities: Services — 0.2%
305,333	Various Securities	471,777	1,167,415
	Energy and Utilities: Water — 1.6%
62,304	SJW Group	1,594,829	4,115,802
212,786	Various Securities	3,122,669	6,741,198
		4,717,498	10,857,000

	Entertainment — 0.9%
2,219,672	Various Securities	4,899,470	5,915,542
	Environmental Control — 0.9%
77,000	Casella Waste Systems Inc., Cl. A†	304,287	5,847,380
19,894	Various Securities	183,903	312,734
		488,190	6,160,114

	Equipment and Supplies — 4.7%
135,000	Federal Signal Corp.	785,296	5,213,700
300,000	The Eastern Co.	5,614,075	7,548,000
162,000	Titan Machinery Inc.†	2,465,027	4,197,420
766,916	Various Securities	9,674,535	15,905,686
		18,538,933	32,864,806

	Financial Services — 10.6%
254,158	Atlantic Capital Bancshares Inc.†	4,418,331	6,732,645
1,120	Farmers & Merchants Bank of Long Beach	6,157,165	9,100,000
391,300	Flushing Financial Corp.	6,272,673	8,843,380
10	Guaranty Corp., Cl. A†(b)	137,500	138,000
65,000	KKR & Co. Inc.	7,419	3,957,200
2,143,472	Various Securities	30,693,352	44,600,041
		47,686,440	73,371,266

	Food and Beverage — 2.0%
1,594,950	Various Securities	12,903,535	13,815,785
	Health Care — 7.9%
268,660	Cutera Inc.†	4,146,400	12,519,556
213,000	Neogen Corp.†	308,256	9,250,590
26,500	Omnicell Inc.†	436,545	3,933,395
2,000	Targanta Therapeutics Corp., Escrow†(b)	0	0
1,459,728	Various Securities	11,516,786	28,846,880
		16,407,987	54,550,421

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS* (Continued)
	Hotels and Gaming — 6.0%
1,222,119	Full House Resorts Inc.†	$3,354,901	$12,966,682
234,000	Golden Entertainment Inc.†	2,584,473	11,487,060
355,721	Inspired Entertainment Inc.†	2,238,036	4,161,936
433,934	Various Securities	4,786,529	12,815,158
		12,963,939	41,430,836

	Machinery — 3.4%
220,000	Astec Industries Inc.	7,744,484	11,838,200
473,037	Gencor Industries Inc.†	3,049,099	5,250,711
66,050	Various Securities	1,341,337	6,119,054
		12,134,920	23,207,965

	Manufactured Housing and Recreational Vehicles — 3.1%
27,940	Cavco Industries Inc.†	1,759,236	6,614,516
175,250	Nobility Homes Inc.	2,038,510	6,221,375
90,500	Skyline Champion Corp.†	729,681	5,435,430
42,000	Various Securities	399,018	3,042,900
		4,926,445	21,314,221

	Metals and Mining — 0.1%
455,000	Various Securities	585,746	502,899
	Paper and Forest Products — 0.3%
26,450	Various Securities	2,225,745	2,082,937
	Publishing — 0.9%
343,600	The E.W. Scripps Co., Cl. A	1,695,783	6,205,416
100,000	Various Securities	179,113	295,000
		1,874,896	6,500,416

	Real Estate — 3.9%
250,393	Indus Realty Trust Inc., REIT	7,347,225	17,552,549
2,508	Royalty LLC†(b)	0	255
1,220,917	Various Securities	9,854,637	9,782,033
		17,201,862	27,334,837

	Restaurants — 2.1%
220,234	Nathan's Famous Inc.(a)	3,342,683	13,471,714
57,000	Various Securities	384,205	931,380
		3,726,888	14,403,094

	Retail — 1.7%
60,240	Ingles Markets Inc., Cl. A	1,055,690	3,977,647
303,302	Various Securities	6,071,105	7,792,622
		7,126,795	11,770,269

	Specialty Chemicals — 2.7%
530,000	Ferro Corp.†	2,227,306	10,780,200
66,900	The General Chemical Group Inc.†(b)	6,021	334
501,657	Various Securities	4,930,897	7,871,339
		7,164,224	18,651,873

	Telecommunications — 0.4%
158,000	Various Securities	1,205,434	2,822,930
	Transportation — 0.0%
5,000	Various Securities	90,183	59,350
	TOTAL COMMON STOCKS	323,774,005	663,354,445

	PREFERRED STOCKS* — 0.7%
	Automotive: Parts and Accessories — 0.1%
19,300	Various Securities	52,796	900,506
			Market
Shares		Cost	Value
	Financial Services — 0.6%
157,000	Various Securities	$4,025,018	$3,684,790
	TOTAL PREFERRED STOCKS	4,077,814	4,585,296

	CONVERTIBLE PREFERRED STOCKS* — 0.0%
	Food and Beverage — 0.0%
500	Various Securities	7,625	24,110

	MANDATORY CONVERTIBLE SECURITIES*(c) — 0.0%
	Energy and Utilities — 0.0%
15,095	Various Securities	313,221	432,925

	RIGHTS* — 0.0%
	Entertainment — 0.0%
550,000	Media General Inc., CVR, expire 12/31/21†(b)	1	1
88,000	Various Securities	0	1,733
		1	1,734

	Health Care — 0.0%
8,000	Progenics Pharmaceuticals Inc., CVR†(b)	0	3,978
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(b)	103,591	0
40,000	Various Securities	0	400
		103,591	4,378

	TOTAL RIGHTS	103,592	6,112

	WARRANTS* — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†(b)	0	652

	Diversified Industrial — 0.0%
47,000	Various Securities	32,110	40,634

	Energy and Utilities — 0.0%
86	Key Energy Services Inc., expire 12/15/21†(b)	0	4

	Energy and Utilities: Natural Gas — 0.0%
144	Various Securities	0	0

	Energy and Utilities: Services — 0.0%
7,627	Various Securities	0	2,669

	Health Care — 0.0%
17,474	Various Securities	15,533	41,677

	TOTAL WARRANTS	47,643	85,636

Principal
Amount
U.S. GOVERNMENT OBLIGATIONS* — 2.0%
$419,000	Various Securities	418,989	418,980

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Summary Schedule of Investments (Continued) — September 30, 2021

Principal			Market
Amount		Cost	Value
	U.S. GOVERNMENT OBLIGATIONS* (Continued)
$13,396,000	U.S. Treasury Bills, 0.017% to 0.047%††, 10/28/21 to 12/23/21	$13,395,286	$13,395,384

	TOTAL U.S. GOVERNMENT OBLIGATIONS	13,814,275	13,814,364

	TOTAL MISCELLANEOUS INVESTMENTS — 1.5%(d)	9,459,179	10,268,407

	TOTAL INVESTMENTS — 100.1%	$351,597,354	692,571,295

	Other Assets and Liabilities (Net) — (0.1)%		(969,176)

	NET ASSETS — 100.0%		$691,602,119

This Summary Schedule of Investments does not reflect the complete portfolio holdings of the Fund. It includes the Fund’s 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund’s net assets, and affiliated or Level 3 securities, if any.

*	“Various Securities” consist of issuers not identified as a top 50 holding, issues or issuers not exceeding 1% of net assets individually or in the aggregate, any issuers that are not affiliated or level 3 securities, if any, as of September 30, 2021. The complete Schedule of Investments is available (i) without charge, upon request, by calling 800-GABELLI (800-422-3554); and (ii) on the SEC’S website at http://www.sec.gov.

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(d)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

††	Represents annualized yield(s) at date(s) of purchase.

CCCP    Contingent Cash Consideration Payment

CVR      Contingent Value Right

REIT     Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	Aerospace — 0.4%
3,600	Hexcel Corp.†	$109,475	$213,804

	Automotive — 2.2%
15,750	Rush Enterprises Inc., Cl. A	290,875	711,270
5,800	Winnebago Industries Inc.	142,855	420,210
		433,730	1,131,480
	Aviation: Parts and Services — 2.8%
44,100	AAR Corp.†	995,526	1,430,163

	Banking — 17.4%
11,700	Atlantic Capital Bancshares Inc.†	209,455	309,933
10,633	Atlantic Union Bankshares Corp.	260,012	391,826
12,900	Banc of California Inc.	237,602	238,521
10,800	Columbia Banking System Inc.	320,715	410,292
33,600	First Foundation Inc.	525,976	883,680
15,000	Five Star Bancorp	300,000	359,100
6,800	Glacier Bancorp Inc.	138,682	376,380
48,750	Investors Bancorp Inc.	532,258	736,612
28,150	OceanFirst Financial Corp.	556,544	602,691
10,900	Old National Bancorp	154,094	184,755
2,921	SouthState Corp.	217,982	218,111
12,406	Sterling Bancorp	176,997	309,654
4,440	TrustCo Bank Corp. NY	147,725	141,947
19,050	Umpqua Holdings Corp.	280,046	385,763
20,000	US Century Bank, Cl. A†	200,000	243,600
63,020	Valley National Bancorp	567,483	838,796
36,700	Veritex Holdings Inc.	852,864	1,444,512
14,000	Washington Federal Inc	300,174	480,340
7,600	Washington Trust Bancorp Inc.	239,284	402,648
		6,217,893	8,959,161
	Broadcasting — 1.7%
8,600	Chicken Soup For The Soul
	Entertainment Inc.†	87,639	196,682
35,900	Hemisphere Media Group Inc.†	371,338	437,262
13,100	IMAX Corp.†	203,106	248,638
		662,083	882,582
	Building and Construction — 2.7%
5,500	EMCOR Group Inc.	262,514	634,590
7,300	MYR Group Inc.†	130,968	726,350
		393,482	1,360,940

	Business Services — 4.8%
20,400	ABM Industries Inc	642,914	918,204
4,000	Deluxe Corp.	111,183	143,560
3,150	FTI Consulting Inc.†	108,347	424,305
9,900	Heidrick & Struggles
	International Inc.	229,256	441,837
7,200	McGrath RentCorp	272,468	518,040
		1,364,168	2,445,946
	Communications — 1.9%
6,200	ATN International Inc.	290,293	290,470
12,400	Meredith Corp.†	401,715	690,680
		692,008	981,150
	Communications Equipment — 3.7%
80,800	Extreme Networks Inc.†	526,578	795,880
Shares		Cost	Market Value

100,000	Infinera Corp.†	$643,257	$832,000
3,100	Lumentum Holdings Inc.†	209,677	258,974
		1,379,512	1,886,854
	Computer Software and Services — 5.8%
7,600	Bottomline Technologies DE
	Inc.†	208,794	298,528
44,200	NetScout Systems Inc.†	1,018,532	1,191,190
16,300	Progress Software Corp.	398,949	801,797
11,000	Skillsoft Corp.†	102,656	128,590
6,900	Teradata Corp.†	146,757	395,715
6,400	Unisys Corp.†	156,136	160,896
		2,031,824	2,976,716
	Consumer Products — 4.4%
18,800	Hanesbrands Inc.	335,304	322,608
41,800	KAR Auction Services Inc.†	656,213	685,102
9,700	Oxford Industries Inc.	569,948	874,649
18,000	Tupperware Brands Corp.†	388,182	380,160
		1,949,647	2,262,519
	Diversified Industrial — 4.3%
2,600	Albany International Corp., Cl. A	135,217	199,862
7,600	Apogee Enterprises Inc.	207,346	286,976
7,400	Enerpac Tool Group Corp.	157,789	153,402
9,500	Kennametal Inc.	269,518	325,185
9,800	Luxfer Holdings plc	126,608	192,374
48,700	Steelcase Inc., Cl. A	649,709	617,516
12,900	Textainer Group Holdings Ltd.†	98,397	450,339
		1,644,584	2,225,654
	Electronics — 5.2%
12,500	Advanced Energy Industries Inc.	577,077	1,096,875
6,300	Comtech
	Telecommunications Corp.	94,831	161,343
7,500	FARO Technologies Inc.†	265,796	493,575
11,500	Plantronics Inc.†	317,076	295,665
49,100	TTM Technologies Inc.†	617,753	617,187
		1,872,533	2,664,645
	Energy and Utilities — 7.1%
31,100	ChampionX Corp.†	533,511	695,396
10,100	Diamondback Energy Inc	282,483	956,167
32,700	Magnolia Oil & Gas Corp., Cl. A	316,481	581,733
28,900	Oceaneering International Inc.†	134,614	384,948
115,400	Patterson-UTI Energy Inc.	374,239	1,038,600
		1,641,328	3,656,844
	Environmental Control — 1.1%
15,300	Evoqua Water Technologies Corp.†	146,240	574,668

	Equipment and Supplies — 1.3%
8,700	CIRCOR International Inc.†	260,451	287,187
11,300	Flowserve Corp	378,085	391,771
		638,536	678,958
	Financial Services — 3.9%
8,800	Brown & Brown Inc.	150,642	487,960

See accompanying notes to financial statements.

TETON Westwood SmallCap Equity Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
6,000	Horace Mann Educators Corp.	$203,747	$238,740

4,700	Mercury General Corp.	183,369	261,649
6,400	ProAssurance Corp.	180,289	152,192
9,750	Stifel Financial Corp.	262,650	662,610
7,700	Univest Financial Corp.	221,552	210,903
		1,202,249	2,014,054
	Health Care — 7.8%
4,100	AMN Healthcare Services Inc.†	193,504	470,475
4,400	Haemonetics Corp.†	304,712	310,596
1,780	ICU Medical Inc.†	129,303	415,416
22,300	Natus Medical Inc.†	507,632	559,284
5,850	Omnicell Inc.†	153,889	868,316
35,400	Patterson Cos. Inc.	628,212	1,066,956
11,000	Supernus Pharmaceuticals Inc.†	275,953	293,370
		2,193,205	3,984,413
	Machinery — 1.7%
57,700	Mueller Water Products Inc., Cl. A	647,082	878,194

	Materials — 0.8%
8,700	Avient Corp.	276,887	403,245

	Real Estate — 0.9%
10,000	Alpine Income Property Trust Inc., REIT	177,362	183,700
12,700	CareTrust REIT Inc.	271,036	258,064
		448,398	441,764
	Retail — 4.2%
17,550	American Eagle Outfitters
	Inc.	216,876	452,790
14,300	Bed Bath & Beyond Inc.†	237,622	247,033
51,800	Ethan Allen Interiors Inc.	872,690	1,227,660
5,800	The Hain Celestial Group Inc.†	106,135	248,124
		1,433,323	2,175,607
	Semiconductors — 9.4%
1,100	CMC Materials Inc.	64,881	135,553
8,300	Cohu Inc.†	257,985	265,102
10,700	Entegris Inc.	211,776	1,347,130
16,900	FormFactor Inc.†	210,933	630,877
12,200	Marvell Technology Inc.	177,933	735,782
4,000	nLight Inc.†	46,557	112,760
22,100	Onto Innovation Inc.†	696,818	1,596,725
		1,666,883	4,823,929
	Specialty Chemicals — 1.5%
8,100	Darling Ingredients Inc.†	162,009	582,390
2,700	Minerals Technologies Inc.	85,384	188,568
		247,393	770,958
	Transportation — 1.9%
22,300	The Greenbrier Companies
	Inc.	538,194	958,677

	TOTAL COMMON STOCKS	30,826,183	50,782,925
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 1.2%
$604,000	U.S. Treasury Bills, 0.029% to 0.040%††, 11/18/21 to 12/16/21	$603,967	$603,977

	TOTAL INVESTMENTS — 100.1%	$31,430,150	51,386,902
	Other Assets and Liabilities (Net) — (0.1)%		(29,809)
	NET ASSETS — 100.0%		$51,357,093

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments — September 30, 2021

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 82.3%
	Airlines — 2.9%
$680,000	JetBlue Airways Corp.,
	0.500%, 04/01/26(a)	$688,968	$669,694
1,000,000	Southwest Airlines Co.,
	1.250%, 05/01/25	1,117,418	1,497,500
		1,806,386	2,167,194

	Business Services — 7.6%
335,000	Avalara Inc.,
	0.250%, 08/01/26(a)	334,864	345,576
550,000	BigCommerce Holdings Inc.,
	0.250%, 10/01/26(a)	558,916	557,168
1,000,000	Kaleyra Inc.,
	6.125%, 06/01/26(a)	1,006,486	1,047,991
900,000	Perficient Inc.,
	1.250%, 08/01/25	900,000	2,043,109
	Shift4 Payments Inc.
500,000	Zero Coupon, 12/15/25(a)	667,018	603,077
140,000	0.500%, 08/01/27(a)	144,599	139,646
500,000	Square Inc.,
	0.250%, 11/01/27(a)	512,606	592,035
280,000	Upwork Inc.,
	0.250%, 08/15/26(a)	282,430	286,703
		4,406,919	5,615,305

	Cable and Satellite — 1.1%
450,000	DISH Network Corp.,
	3.375%, 08/15/26	402,084	468,900
360,000	fuboTV Inc.,
	3.250%, 02/15/26(a)	322,832	327,616
		724,916	796,516

	Communications Equipment — 1.4%
500,000	Lumentum Holdings Inc.,
	0.500%, 12/15/26	520,777	551,673
500,000	Radius Global Infrastructure Inc.,
	2.500%, 09/15/26(a)	500,000	495,814
		1,020,777	1,047,487

	Computer Software and Services — 28.6%
500,000	Bandwidth Inc.,
	0.250%, 03/01/26	504,671	601,231
	Blackline Inc.
350,000	0.125%, 08/01/24	350,625	587,781
480,000	Zero Coupon, 03/15/26(a)	480,000	474,096
980,000	Cardlytics Inc.,
	1.000%, 09/15/25	1,099,828	1,231,738
	Cloudflare Inc.
245,000	0.750%, 05/15/25	245,000	741,136
55,000	Zero Coupon, 08/15/26(a)	55,000	53,350
	Coupa Software Inc.
140,000	0.125%, 06/15/25	140,997	212,240
465,000	0.375%, 06/15/26	463,968	504,234
500,000	Dropbox Inc.,
	Zero Coupon, 03/01/28(a)	547,018	539,063
960,000	Everbridge Inc.,
	0.125%, 12/15/24	971,400	1,413,074
205,000	Farfetch Ltd.,
	3.750%, 05/01/27	211,656	514,896
1,250,000	i3 Verticals LLC,
	1.000%, 02/15/25	1,213,492	1,165,625
700,000	Limelight Networks Inc.,
	3.500%, 08/01/25	651,090	610,750
Principal Amount		Cost	Market Value
$690,000	LivePerson Inc.,
	0.750%, 03/01/24	$678,414	$1,126,853
750,000	Match Group Financeco 3 Inc.,
	2.000%, 01/15/30(a)	751,590	1,517,825
300,000	MercadoLibre Inc.,
	2.000%, 08/15/28	293,501	1,148,070
205,000	Nice Systems Inc.,
	1.250%, 01/15/24	210,695	699,050
1,000,000	PAR Technology Corp.,
	2.875%, 04/15/26	904,572	1,638,125
860,000	Progress Software Corp.,
	1.000%, 04/15/26(a)	859,318	907,995
	PROS Holdings Inc.
250,000	1.000%, 05/15/24	230,934	235,156
465,000	2.250%, 09/15/27	465,000	527,217
750,000	Q2 Holdings Inc.,
	0.750%, 06/01/26	790,055	844,435
650,000	Splunk Inc.,
	1.125%, 09/15/25	693,029	795,031
	Vocera Communications Inc.
500,000	1.500%, 05/15/23	510,903	750,313
490,000	0.500%, 09/15/26(a)	484,233	500,106
900,000	Workiva Inc.,
	1.125%, 08/15/26	862,012	1,676,099
		14,669,001	21,015,489

	Consumer Products — 0.2%
170,000	Cracker Barrel Old Country Store Inc.,
	0.625%, 06/15/26(a)	170,000	172,231

	Consumer Services — 7.6%
480,000	2U Inc.,
	2.250%, 05/01/25	475,421	668,880
360,000	Callaway Golf Co.,
	2.750%, 05/01/26	385,593	631,575
365,000	National Vision Holdings Inc.,
	2.500%, 05/15/25	368,900	702,711
550,000	NCL Corp. Ltd.,
	5.375%, 08/01/25	721,175	941,600
	Royal Caribbean Cruises Ltd.
155,000	4.250%, 06/15/23	167,254	218,550
250,000	2.875%, 11/15/23(a)	250,000	324,375
245,000	Shopify Inc.,
	0.125%, 11/01/25	245,000	301,105
1,100,000	Stride Inc.,
	1.125%, 09/01/27	982,622	1,098,460
710,000	Wayfair Inc.,
	0.625%, 10/01/25	729,855	713,195
		4,325,820	5,600,451

	Diversified Industrial — 3.8%
485,000	Bloom Energy Corp.,
	2.500%, 08/15/25	517,246	670,012
600,000	Chart Industries Inc.,
	1.000%, 11/15/24(a)	615,587	1,961,625
120,000	John Bean Technologies Corp.,
	0.250%, 05/15/26(a)	120,000	127,500
		1,252,833	2,759,137

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2021

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Energy and Utilities: Services — 0.9%
$800,000	Cheniere Energy Inc.,
	4.250%, 03/15/45	$560,058	$694,357

	Financial Services — 3.2%
385,000	Digitalbridge Operating Co. LLC,
	5.750%, 07/15/25	483,054	1,059,768
500,000	Encore Capital Europe
	Finance Ltd.,
	4.500%, 09/01/23	510,187	639,183
130,000	Repay Holdings Corp.,
	Zero Coupon, 02/01/26(a)	130,000	126,181
250,000	Square Inc.,
	0.125%, 03/01/25	383,366	508,092
		1,506,607	2,333,224

	Health Care — 12.5%
605,000	1Life Healthcare Inc.,
	3.000%, 06/15/25	611,740	576,860
30,000	Brookdale Senior Living Inc.,
	2.000%, 10/15/26	30,000	31,838
255,000	Coherus Biosciences Inc.,
	1.500%, 04/15/26	256,720	284,162
500,000	Collegium Pharmaceutical Inc.,
	2.625%, 02/15/26	483,635	499,251
350,000	CONMED Corp.,
	2.625%, 02/01/24	357,721	542,719
300,000	Cutera Inc.,
	2.250%, 03/15/26(a)	300,000	473,830
	Dexcom Inc.
295,000	0.750%, 12/01/23	324,940	981,428
485,000	0.250%, 11/15/25	498,105	577,150
900,000	Exact Sciences Corp.,
	0.375%, 03/15/27	939,593	1,023,750
1,000,000	Insulet Corp.,
	0.375%, 09/01/26	1,008,211	1,395,625
	Invacare Corp.
400,000	4.500%, 06/01/22	395,463	364,453
365,000	4.250%, 03/15/26(a)	365,000	309,573
400,000	Paratek Pharmaceuticals Inc.,
	4.750%, 05/01/24	397,333	354,472
490,000	PetIQ Inc.,
	4.000%, 06/01/26	490,000	590,107
1,000,000	Tabula Rasa HealthCare Inc.,
	1.750%, 02/15/26	932,140	841,999
350,000	Travere Therapeutics Inc.,
	2.500%, 09/15/25	312,569	352,799
		7,703,170	9,200,016

	Real Estate Investment Trusts — 0.7%
125,000	Pebblebrook Hotel Trust,
	1.750%, 12/15/26	125,000	140,188
385,000	Summit Hotel Properties Inc.,
	1.500%, 02/15/26	391,589	406,283
		516,589	546,471

	Security Software — 5.9%
555,000	CyberArk Software Ltd.,
	Zero Coupon, 11/15/24	561,417	660,665
680,000	Nice Ltd.,
	Zero Coupon, 09/15/25	688,788	800,275
Principal Amount		Cost	Market Value

$365,000	Varonis Systems Inc.,
	1.250%, 08/15/25	$368,173	$749,529
925,000	Verint Systems Inc.,
	0.250%, 04/15/26(a)	924,916	898,187
675,000	Zscaler Inc.,
	0.125%, 07/01/25	683,398	1,234,370
		3,226,692	4,343,026

	Semiconductors — 1.2%
500,000	Impinj Inc.,
	2.000%, 12/15/26	500,000	914,350

	Telecommunications — 3.7%
750,000	Harmonic Inc.,
	2.000%, 09/01/24	771,741	909,443
750,000	Infinera Corp.,
	2.500%, 03/01/27	718,630	995,625
615,000	PagerDuty Inc.,
	1.250%, 07/01/25	615,463	784,509
		2,105,834	2,689,577

	Transportation — 1.0%
500,000	Atlas Air Worldwide
	Holdings Inc.,
	1.875%, 06/01/24	465,760	727,812

	TOTAL CONVERTIBLE CORPORATE BONDS	44,961,362	60,622,643

Shares
	CONVERTIBLE PREFERRED STOCKS — 0.8%
	Agriculture — 0.8%
5,000	Bunge Ltd.,
	4.875%	555,500	599,750

	MANDATORY CONVERTIBLE SECURITIES(b) — 12.4%
	Automotive: Parts and Accessories — 2.0%
8,875	Aptiv plc, Ser. A,
	5.500%, 06/15/23	889,711	1,495,437

	Diversified Industrial — 1.0%
4,000	Colfax Corp.,
	5.750%, 01/15/22	416,600	746,240

	Energy and Utilities: Integrated — 2.1%
	NextEra Energy Inc.
10,000	4.872%, 09/01/22	489,443	586,100
9,200	5.279%, 03/01/23	448,500	468,832
9,645	6.219%, 09/01/23	468,747	492,956

	Energy and Utilities: Services — 0.4%
6,745	Spire Inc., Ser. A,
	7.500%, 03/01/24	353,245	325,446

	Financial Services — 2.0%
980	2020 Cash Mandatory
	Exchangeable Trust,
	5.250%, 06/01/23(a)(c)	1,022,450	1,110,605
6,000	New York Community
	Capital Trust V,
	6.000%, 11/01/51	300,700	319,800
		1,323,150	1,430,405

See accompanying notes to financial statements.

TETON Convertible Securities Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES(b) (Continued)
	Health Care — 2.8%
5,730	Avantor Inc., Ser. A,
	6.250%, 05/15/22	$308,126	$721,464
500	Danaher Corp., Ser. B,
	5.000%, 04/15/23	652,472	811,185
9,795	Elanco Animal Health Inc.,
	5.000%, 02/01/23	456,126	488,477
		1,416,724	2,021,126
	Semiconductors — 2.1%
1,005	Broadcom Inc., Ser. A,
	8.000%, 09/30/22	1,006,500	1,539,670

	TOTAL MANDATORY CONVERTIBLE SECURITIES	6,812,620	9,106,212

	COMMON STOCKS — 0.0%
	Energy and Utilities: Services — 0.0%
509,000	Bristow Group Inc., Escrow†(d)	0	0

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.8%
$2,045,000	U.S. Treasury Bill, 0.036%††, 12/16/21	2,044,847	2,044,891

	TOTAL INVESTMENTS — 98.3%	$54,374,329	72,373,496
	Other Assets and Liabilities (Net) — 1.7%		1,243,979
	NET ASSETS — 100.0%		$73,617,475

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(c)	At September 30, 2021, the Fund held an investment in a restricted and illiquid security amounting to $1,110,605 or 1.51% of net assets, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Dates	Acquisition Cost	09/30/21 Carrying Value Per Share
980	2020 Cash Mandatory Exchangeable Trust, 5.250%, 06/01/23	06/24/20
		-09/30/20	$1,022,450	$1,133.2704

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

See accompanying notes to financial statements.

TETON Westwood Equity Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 99.3%
	Aerospace — 2.2%
5,325	L3Harris Technologies Inc.	$1,075,939	$1,172,778

	Automotive — 2.2%
22,350	General Motors Co.†	1,219,982	1,178,069

	Banking — 3.8%
25,789	Bank of America Corp.	582,577	1,094,743
8,756	Western Alliance Bancorp	797,906	952,828
		1,380,483	2,047,571
	Business Services — 2.1%
5,089	Visa Inc., Cl. A	1,043,966	1,133,575

	Computer Software and Services — 9.9%
16,081	Activision Blizzard Inc.	1,136,427	1,244,508
338	Alphabet Inc., Cl. A†	474,979	903,650
29,583	Cisco Systems Inc.	1,398,337	1,610,203
5,433	Microsoft Corp.	837,057	1,531,671
		3,846,800	5,290,032
	Consumer Products — 1.7%
5,257	Mohawk Industries Inc.†	1,043,832	932,592

	Diversified Industrial — 8.2%
9,740	Eaton Corp. plc	1,103,713	1,454,280
4,858	Honeywell International Inc.	814,646	1,031,256
4,636	The Middleby Corp.†	757,459	790,484
45,139	Vertiv Holdings Co.	1,087,355	1,087,399
		3,763,173	4,363,419
	Electronics — 2.6%
9,135	Microchip Technology Inc.	1,371,009	1,402,131

	Energy and Energy Services — 4.2%
16,439	EOG Resources Inc.	1,417,531	1,319,559
13,376	Valero Energy Corp.	1,016,558	943,944
		2,434,089	2,263,503
	Energy: Integrated — 3.9%
9,238	DTE Energy Co.	964,182	1,031,977
13,201	NextEra Energy Inc.	420,611	1,036,542
		1,384,793	2,068,519
	Energy: Oil — 4.2%
7,492	Chevron Corp.	689,096	760,063
22,024	ConocoPhillips	1,375,914	1,492,567
		2,065,010	2,252,630
	Entertainment — 1.5%
4,660	The Walt Disney Co.†	645,926	788,332

	Financial Services — 16.1%
20,430	American International Group Inc.	746,776	1,121,403
4,765	Berkshire Hathaway Inc., Cl. B†	1,171,013	1,300,559
6,537	Capital One Financial Corp.	771,746	1,058,798
9,791	Intercontinental Exchange Inc.	1,167,878	1,124,203
21,948	The Charles Schwab Corp.	971,982	1,598,692
3,398	The Goldman Sachs Group Inc.	1,026,452	1,284,546
5,746	The PNC Financial Services Group Inc.	1,103,243	1,124,147
		6,959,090	8,612,348

			Market
Shares		Cost	Value

	Food and Beverage — 2.1%
7,436	PepsiCo Inc.	$683,576	$1,118,449

	Health Care — 12.8%
6,825	Becton, Dickinson and Co.	1,281,411	1,677,721
15,278	Gilead Sciences Inc.	1,114,403	1,067,168
5,552	McKesson Corp.	1,079,987	1,106,958
11,345	Medtronic plc	959,788	1,422,096
3,940	UnitedHealth Group Inc.	1,033,936	1,539,516
		5,469,525	6,813,459
	Real Estate — 4.0%
5,579	Alexandria Real Estate Equities Inc., REIT	1,132,255	1,065,980
8,503	Prologis Inc., REIT	728,793	1,066,531
		1,861,048	2,132,511
	Retail — 12.2%
19,894	CVS Health Corp.	1,328,031	1,688,205
5,404	Dollar General Corp.	1,163,362	1,146,404
8,448	Ross Stores Inc.	1,064,657	919,565
3,357	The Home Depot Inc.	456,334	1,101,969
11,808	Walmart Inc.	1,604,091	1,645,799
		5,616,475	6,501,942
	Semiconductors — 1.8%
1,253	ASML Holding NV	863,845	933,623

	Telecommunications — 1.9%
7,992	T-Mobile US Inc.†	887,160	1,021,058

	Transportation — 1.9%
5,135	Union Pacific Corp.	497,686	1,006,511

	TOTAL COMMON STOCKS	44,113,407	53,033,052

	SHORT TERM INVESTMENT — 1.2%
	Other Investment Companies — 1.2%
651,323	Dreyfus Treasury Securities Cash Management, 0.010%*	651,323	651,323

	TOTAL INVESTMENTS — 100.5%	$44,764,730	53,684,375
	Other Assets and Liabilities (Net) — (0.5)%		(242,857)
	NET ASSETS — 100.0%		$53,441,518

*	1 day yield as of September 30, 2021.

†	Non-income producing security.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Westwood Balanced Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 63.8%
	Aerospace — 1.4%
3,401	L3Harris Technologies Inc.	$686,449	$749,036

	Automotive — 1.0%
10,191	General Motors Co.†	559,220	537,168

	Automotive: Parts and Accessories — 1.3%
1,129	O’Reilly Automotive Inc.†	526,139	689,887

	Banking — 1.6%
6,531	Bank of America Corp.	140,409	277,241
5,088	Western Alliance Bancorp	460,096	553,676
		600,505	830,917

	Business Services — 1.2%
2,876	Visa Inc., Cl. A	590,900	640,629

	Computer Software and Services — 9.7%
2,063	Accenture plc, Cl. A	475,254	659,995
9,340	Activision Blizzard Inc.	712,715	722,823
186	Alphabet Inc., Cl. A†	261,379	497,275
3,726	Cadence Design Systems Inc.†	433,606	564,265
16,727	Cisco Systems Inc.	830,099	910,451
2,424	Facebook Inc., Cl. A†	660,701	822,681
3,638	Microsoft Corp.	330,539	1,025,625
		3,704,293	5,203,115

	Consumer Finance — 1.1%
3,766	Capital One Financial Corp.	444,815	609,979

	Consumer Products — 0.9%
2,631	Mohawk Industries Inc.†	524,286	466,739

	Consumer Services — 1.9%
301	Amazon.com Inc.†	1,007,482	988,797

	Diversified Industrial — 2.3%
5,659	Eaton Corp. plc	728,986	844,946
1,683	Honeywell International Inc.	291,534	357,267
		1,020,520	1,202,213
	Electronics — 2.8%
5,279	Microchip Technology Inc.	794,150	810,273
1,460	Monolithic Power Systems Inc.	459,443	707,633
		1,253,593	1,517,906

	Energy and Energy Services — 2.4%
9,554	EOG Resources Inc.	736,391	766,899
7,277	Valero Energy Corp.	564,551	513,538
		1,300,942	1,280,437
	Energy: Integrated — 1.1%
2,697	DTE Energy Co.	276,935	301,282
3,892	NextEra Energy Inc.	122,086	305,600
		399,021	606,882

	Energy: Oil — 2.4%
4,269	Chevron Corp.	392,522	433,090
12,924	ConocoPhillips	755,863	875,860
		1,148,385	1,308,950
	Entertainment — 0.9%
2,693	The Walt Disney Co.†	315,641	455,575

	Equipment and Supplies — 3.1%
7,454	Amphenol Corp., Cl. A	421,364	545,856
2,732	The Middleby Corp.†	448,037	465,833
Shares		Cost	Market Value
27,239	Vertiv Holdings Co.	$656,161	$656,188
		1,525,562	1,667,877
	Financial Services — 7.2%
6,194	American International Group Inc.	151,368	339,988
2,601	Berkshire Hathaway Inc., Cl. B†	638,111	709,917
5,005	Intercontinental Exchange Inc.	599,435	574,674
12,583	The Charles Schwab Corp.	655,165	916,546
1,892	The Goldman Sachs Group Inc.	557,524	715,233
3,111	The PNC Financial Services Group Inc.	596,759	608,636
		3,198,362	3,864,994
	Food and Beverage — 0.6%
2,045	PepsiCo Inc.	213,241	307,588

	Health Care — 7.5%
3,700	Becton, Dickinson and Co.	732,371	909,534
8,794	Gilead Sciences Inc.	641,417	614,261
3,224	McKesson Corp.	627,139	642,801
6,967	Medtronic plc	599,608	873,314
2,434	UnitedHealth Group Inc.	569,649	951,061
		3,170,184	3,990,971
	Real Estate — 1.7%
3,216	Alexandria Real Estate
	Equities Inc., REIT	652,991	614,481
2,549	Prologis Inc., REIT	220,218	319,721
		873,209	934,202
	Retail — 6.8%
11,490	CVS Health Corp.	750,421	975,042
2,815	Dollar General Corp.	608,986	597,174
4,404	Ross Stores Inc.	559,266	479,375
2,094	The Home Depot Inc.	312,804	687,377
6,448	Walmart Inc.	876,586	898,722
		3,108,063	3,637,690
	Semiconductors — 2.6%
739	ASML Holding NV	512,334	550,636
4,131	NVIDIA Corp.	578,901	855,778
		1,091,235	1,406,414
	Telecommunications — 1.0%
4,238	T-Mobile US Inc.†	470,590	541,447

	Transportation — 1.3%
3,602	Union Pacific Corp	357,502	706,028

	TOTAL COMMON STOCKS	28,090,139	34,145,441

	MANDATORY CONVERTIBLE SECURITIES(a) — 0.8%
	Health Care — 0.8%
3,400	Boston Scientific Corp., Ser. A,
	5.500%, 06/01/23	389,350	395,760

See accompanying notes to financial statements

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2021

Principal Amount		Cost	Market Value
	CORPORATE BONDS — 19.3%
	Aerospace — 0.5%
$255,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.450%, 10/01/25	$275,392	$278,779

	Banking — 2.7%
750,000	Fifth Third Bancorp,
	2.375%, 01/28/25	749,864	779,965
600,000	The Goldman Sachs Group Inc., MTN,
	3.850%, 07/08/24	600,118	646,081
		1,349,982	1,426,046

	Diversified Industrial — 1.4%
510,000	Cabot Corp.,
	4.000%, 07/01/29	508,783	557,677
191,000	Jabil Inc.,
	1.700%, 04/15/26	191,357	192,018
		700,140	749,695

	Energy and Energy Services — 1.1%
235,000	Energy Transfer LP,
	6.250%, 04/15/49	275,139	308,656
260,000	Plains All American Pipeline LP / PAA Finance Corp., 3.800%, 09/15/30	273,580	277,490
		548,719	586,146

	Energy: Oil — 0.6%
55,000	Diamondback Energy Inc.,
	3.125%, 03/24/31	54,821	57,088
275,000	MPLX LP,
	2.650%, 08/15/30	273,941	275,856
		328,762	332,944

	Financial Services — 2.7%
138,000	American Honda Finance Corp., MTN, 1.000%, 09/10/25	137,995	137,349
140,000	Berkshire Hathaway Finance Corp.,
	2.850%, 10/15/50	139,890	137,789
600,000	Capital One Financial Corp.,
	3.750%, 04/24/24	603,349	643,831
405,000	Owl Rock Capital Corp.,
	3.400%, 07/15/26	404,614	422,007
118,000	Schlumberger Finance
	Canada Ltd.,
	1.400%, 09/17/25	118,231	119,274
		1,404,079	1,460,250

	Food and Beverage — 0.8%
380,000	The J.M. Smucker Co., 3.550%, 03/15/50	387,180	410,331

	Health Care — 2.7%
600,000	Aetna Inc.,
	3.500%, 11/15/24	600,378	645,271
750,000	Amgen Inc.,
	2.200%, 02/21/27	757,662	776,002
		1,358,040	1,421,273
Principal Amount		Cost	Market Value
	Hotels and Gaming — 0.5%
$235,000	Marriott International Inc.,
	4.625%, 06/15/30	$271,175	$268,372

	Real Estate — 1.2%
132,000	Boston Properties LP,
	2.450%, 10/01/33	131,934	128,380
150,000	Brixmor Operating
	Partnership LP,
	2.250%, 04/01/28	149,800	151,279
265,000	VEREIT Operating
	Partnership LP,
	2.850%, 12/15/32	271,737	275,172
113,000	Vornado Realty LP,
	3.400%, 06/01/31	113,186	116,941
		666,657	671,772

	Retail — 2.2%
151,000	7-Eleven Inc.,
	0.950%, 02/10/26	150,686	148,301
200,000	AutoZone Inc.,
	1.650%, 01/15/31	197,953	190,007
800,000	CVS Health Corp.,
	3.250%, 08/15/29	810,648	859,586
		1,159,287	1,197,894

	Semiconductors — 0.5%
235,000	Broadcom Inc.,
	4.150%, 11/15/30	270,004	260,382

	Telecommunications — 0.5%
270,000	Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 3.700%, 04/01/51	277,738	262,770

	Transportation — 1.9%
875,000	AP Moller - Maersk A/S, 4.500%, 06/20/29	870,663	1,014,910

	TOTAL CORPORATE BONDS	9,867,818	10,341,564

	CONVERTIBLE CORPORATE BONDS — 1.4%
	Computer Software and Services — 0.7%
350,000	Splunk Inc.,
	1.125%, 06/15/27	379,275	344,969

	Health Care — 0.7%
325,000	Exact Sciences Corp.,
	0.375%, 03/15/27	382,161	369,687

	TOTAL CONVERTIBLE CORPORATE BONDS	761,436	714,656

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.6%
	Federal Home Loan Mortgage Corp. — 0.2%
111,406	3.500%, 08/01/49	114,572	117,769

	Federal National Mortgage Association — 2.4%
1,100,000	2.625%, 09/06/24	1,116,208	1,168,916

See accompanying notes to financial statements

TETON Westwood Balanced Fund

Schedule of Investments (Continued) — September 30, 2021

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS
	(Continued)
$104,531	3.500%, 07/01/49	$107,501	$110,574
		1,223,709	1,279,490

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS	1,338,281	1,397,259

	U.S. GOVERNMENT OBLIGATIONS — 9.5%
	U.S. Treasury Bonds — 4.0%
450,000	2.500%, 02/15/45	407,810	485,033
700,000	2.500%, 05/15/46	700,279	755,918
350,000	2.250%, 08/15/46	369,420	360,650
550,000	1.875%, 02/15/51	501,764	523,188
		1,979,273	2,124,789
	U.S. Treasury Notes — 5.5%
900,000	0.250%, 05/15/24	898,844	895,606
900,000	0.750%, 05/31/26	897,929	892,160
330,000	2.250%, 11/15/27	317,039	350,664
545,000	2.625%, 02/15/29	556,557	593,869
225,000	2.375%, 05/15/29	237,788	241,378
		2,908,157	2,973,677

	TOTAL U.S. GOVERNMENT OBLIGATIONS	4,887,430	5,098,466

Shares
	SHORT TERM INVESTMENT — 0.8%
	Other Investment Companies — 0.8%
420,799	Dreyfus Treasury Securities Cash Management, 0.010%*	420,799	420,799

	TOTAL INVESTMENTS — 98.2%	$45,755,253	52,513,945
	Other Assets and Liabilities (Net) — 1.8%		987,692
	NET ASSETS — 100.0%		$53,501,637

†	Non-income producing security.
(a)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
*	1 day yield as of September 30, 2021.
MTN	Medium Term Note
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Assets and Liabilities

September 30, 2021

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund
Assets:
Investments, at value (Cost $339,298,107, $31,430,150 and $54,374,329, respectively)	$670,236,356	$51,386,902	$72,373,496
Investments in affiliates, at value (Cost$12,299,247)	22,334,939	—	—
Cash	1,697	47,178	—
Receivable for Fund shares sold	190,265	16,944	42,836
Receivable for investments sold	118,122	392,630	1,253,858
Receivable from Adviser	—	24,186	34,646
Dividends and interest receivable	348,718	23,160	170,249
Prepaid expenses	31,683	24,175	29,364
Total Assets	693,261,780	51,915,175	73,904,449
Liabilities:
Payable to bank			43,870
Payable for investments purchased	190,649	395,410	30,000
Payable for Fund shares redeemed	481,325	43,947	67,864
Payable for investment advisory fees	563,281	42,128	62,316
Payable for distribution fees	87,737	5,082	7,415
Payable for accounting fees	7,500	7,500	7,500
Payable for legal and audit fees	55,611	37,325	29,980
Payable for shareholder communications expenses	130,136	16,794	22,935
Payable for shareholder services fees	113,925	3,423	7,789
Other accrued expenses	29,497	6,473	7,305
Total Liabilities	1,659,661	558,082	286,974
Net Assets	$691,602,119	$51,357,093	$73,617,475
Net Assets Consist of:
Paid-in capital	$260,027,692	$28,503,104	$49,716,461
Total distributable earnings	431,574,427	22,853,989	23,901,014
Net Assets	$691,602,119	$51,357,093	$73,617,475
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$129,753,770	$9,838,070	$6,701,185
Shares of beneficial interest outstanding	4,289,844	382,246	367,030
Net Asset Value, offering, and redemption price per share	$30.25	$25.74	$18.26
Class A:
Net assets	$98,771,674	$5,539,245	$5,416,805
Shares of beneficial interest outstanding	3,444,267	228,601	286,455
Net Asset Value and redemption price per share	$28.68	$24.23	$18.91
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$29.88	$25.24	$19.70
Class C:
Net assets	$48,053,832	$2,335,906	$5,575,159
Shares of beneficial interest outstanding	2,006,150	116,916	275,386
Net Asset Value and offering price per share (a)	$23.95	$19.98	$20.24
Class I:
Net assets	$415,022,843	$33,643,872	$55,924,326
Shares of beneficial interest outstanding	13,227,197	1,250,664	3,052,516
Net Asset Value, offering, and redemption price per share	$31.38	$26.90	$18.32

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements

TETON Westwood Funds

Statements of Assets and Liabilities (Continued)

September 30, 2021

	Equity Fund	Balanced Fund
Assets:
Investments, at value (Cost $44,764,730 and $45,755,253, respectively)	$53,684,375	$52,513,945
Receivable for Fund shares sold	4,967	625
Receivable for investments sold	123,881	1,122,824
Dividends and interest receivable	23,631	124,874
Prepaid expenses	22,228	23,032
Total Assets	53,859,082	53,785,300
Liabilities:
Payable for investments purchased	273,413	164,983
Payable for Fund shares redeemed	20,229	3,542
Payable for investment advisory fees	45,046	33,777
Payable for distribution fees	10,652	11,269
Payable for accounting fees	7,500	7,500
Payable for legal and audit fees	29,666	29,662
Payable for shareholder communications expenses	18,629	19,133
Payable for shareholder services fees	5,803	7,200
Other accrued expenses	6,626	6,597
Total Liabilities	417,564	283,663
Net Assets	$53,441,518	$53,501,637
Net Assets Consist of:
Paid-in capital	$35,849,011	$40,565,522
Total distributable earnings	17,592,507	12,936,115
Net Assets	$53,441,518	$53,501,637
Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net assets	$49,467,771	$40,187,379
Shares of beneficial interest outstanding	3,700,095	3,318,907
Net Asset Value, offering, and redemption price per share	$13.37	$12.11
Class A:
Net assets	$932,641	$8,453,415
Shares of beneficial interest outstanding	69,805	692,770
Net Asset Value and redemption price per share	$13.36	$12.20
Maximum offering price per share (NAV ÷ 0.96, based on maximum sales charge of 4.00% of the offering price)	$13.92	$12.71
Class C:
Net assets	$37,526	$1,211,888
Shares of beneficial interest outstanding	3,057	97,776
Net Asset Value and offering price per share (a)	$12.27	$12.39
Class I:
Net assets	$3,003,580	$3,648,955
Shares of beneficial interest outstanding	225,443	301,884
Net Asset Value, offering, and redemption price per share	$13.32	$12.09

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations

For the Year Ended September 30, 2021

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $40,799, $193 and $0, respectively)	$12,223,363	$677,278	$553,714
Dividends - affiliated	546,645	—	—
Interest	4,501	572	568,313
Total Investment Income	12,774,509	677,850	1,122,027
Expenses:
Investment advisory fees	6,848,879	482,879	794,924
Distribution fees - Class AAA	324,569	22,387	20,087
Distribution fees - Class A	249,636	12,881	16,488
Distribution fees - Class C	518,055	22,848	61,785
Accounting fees	45,000	26,250	45,000
Custodian fees	125,935	12,775	17,459
Legal and audit fees	62,197	34,186	26,920
Registration expenses	64,003	52,347	59,097
Shareholder communications expenses	137,069	20,457	32,200
Shareholder services fees	529,569	18,529	36,462
Trustees’ fees	108,335	7,372	12,980
Interest expense	15,687	443	662
Miscellaneous expenses	42,615	13,829	16,723

Total Expenses	9,071,549	727,183	1,140,787

Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	–	(184,043)	(324,715)
Custodian fee credits	(1)	(1)	(3)
Advisory fee reduction on unsupervised assets (See Note 3)	(103,485)	–	–
Expenses paid indirectly by broker (See Note 6)	(7,974)	(1,700)	(1,615)
Total Reimbursements, Waivers, Reductions, and Credits	(111,460)	(185,744)	(326,333)

Net Expenses	8,960,089	541,439	814,454

Net Investment Income	3,814,420	136,411	307,573

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	101,100,329	3,928,010	6,714,145
Net realized loss on investments - affiliated	(45,359)	–	–
Net realized loss on foreign currency transactions	(3,503)	–	–
Net realized gain on investments and foreign currency transactions	101,051,467	3,928,010	6,714,145
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	142,918,099	17,372,154	7,949,190
on investments - affiliated	3,168,574	–	–
on foreign currency translations	(363)	–	–
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	146,086,310	17,372,154	7,949,190
Net Realized and Unrealized Gain on Investments and Foreign Currency	247,137,777	21,300,164	14,663,335
Net Increase in Net Assets Resulting from Operations	$250,952,197	$21,436,575	$14,970,908

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2021

	Equity Fund	Balanced Fund
Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $0 and $0, respectively)	$869,499	$506,104
Interest	60	373,876
Total Investment Income	869,559	879,980
Expenses:
Investment advisory fees	530,396	404,522
Distribution fees - Class AAA	122,312	100,349
Distribution fees - Class A	2,815	22,721
Distribution fees - Class C	1,106	14,698
Accounting fees	37,500	45,000
Custodian fees	13,631	15,156
Legal and audit fees	26,645	26,632
Registration expenses	55,425	55,319
Shareholder communications expenses	21,484	23,850
Shareholder services fees	32,927	35,562
Trustees’ fees	8,526	8,788
Miscellaneous expenses	14,412	14,462
Total Expenses	867,179	767,059
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	—	—
Advisory fee reduction on unsupervised assets (See Note 3)	—	—
Expenses paid indirectly by broker (See Note 6)	(1,415)	(1,501)
Total Reimbursements, Waivers, Reductions, and Credits	(1,415)	(1,501)
Net Expenses	865,764	765,558
Net Investment Income	3,795	114,422
Net Realized and Unrealized Gain on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	8,683,901	6,710,700
Net realized gain on investments - affiliated	—	—
Net realized gain on foreign currency transactions	—	—
Net realized gain on investments and foreign currency transactions	8,683,901	6,710,700
Net change in unrealized appreciation/depreciation
on investments - unaffiliated	3,641,511	1,536,829
on investments - affiliated	—	—
on foreign currency translations	—	—
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	3,641,511	1,536,829
Net Realized and Unrealized Gain on Investments and Foreign Currency	12,325,412	8,247,529
Net Increase in Net Assets Resulting from Operations	$12,329,207	$8,361,951

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	Mighty Mites Fund
	2021	2020

Operations:
Net investment income/(loss)	$3,814,420	$(1,781,723)
Net realized gain/(loss) on investments and foreign currency transactions	101,051,467	71,774,205
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	146,086,310	(170,522,024)
Net Increase/(Decrease) in Net Assets Resulting from Operations	250,952,197	(100,529,542)
Distributions to Shareholders:
Accumulated earnings
Class AAA	(10,683,732)	(6,208,183)
Class A	(7,469,859)	(3,606,122)
Class C	(5,804,836)	(4,751,028)
Class I	(32,433,056)	(24,833,267)
Total Distributions to Shareholders	(56,391,483)	(39,398,600)

Shares of Beneficial Interest Transactions:
Proceeds from shares issued
Class AAA	5,794,806	6,998,306
Class A	17,932,535	28,659,192
Class C	2,904,009	3,705,823
Class I	60,244,187	76,093,456
	86,875,537	115,456,777
Proceeds from reinvestment of distributions
Class AAA	10,374,998	6,063,185
Class A	6,360,400	3,348,477
Class C	5,657,197	4,118,528
Class I	24,488,342	17,295,389
	46,880,937	30,825,579
Cost of shares redeemed
Class AAA	(26,608,043)	(46,554,600)
Class A	(18,910,418)	(28,494,755)
Class C	(22,284,435)	(54,901,918)
Class I	(115,966,884)	(295,064,423)
	(183,769,780)	(425,015,696)
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions.	(50,013,306)	(278,733,340)

Redemption Fees	50	498
Net Increase/(Decrease) in Net Assets	144,547,458	(418,660,984)
Net Assets:

Beginning of year	547,054,661	965,715,645
End of year	$691,602,119	$547,054,661

See accompanying notes to financial statements.

TETON Westwood Funds

Statements of Changes in Net Assets (Continued)

For the Year Ended September 30,

SmallCap Equity Fund		Convertible Securities Fund		Equity Fund		Balanced Fund
2021	2020	2021	2020	2021	2020	2021	2020

$136,411	$115,108	$307,573	$749,458	$3,795	$365,588	$114,422	$496,933
3,928,010	(81,846)	6,714,145	1,950,481	8,683,901	2,201,830	6,710,700	1,877,132
17,372,154	(3,957,562)	7,949,190	6,732,680	3,641,511	(4,996,419)	1,536,829	(2,544,380)
21,436,575	(3,924,300)	14,970,908	9,432,619	12,329,207	(2,429,001)	8,361,951	(170,315)

(750)	(382,989)	(232,965)	(160,522)	(2,094,143)	(4,707,142)	(1,812,147)	(3,248,968)
—	(221,161)	(175,139)	(133,245)	(44,214)	(124,557)	(373,653)	(688,567)
—	(174,295)	(121,353)	(94,498)	(1,252)	(8,991)	(56,191)	(91,165)
(59,483)	(1,189,843)	(1,800,662)	(1,362,135)	(137,755)	(372,035)	(197,563)	(284,164)
(60,233)	(1,968,288)	(2,330,119)	(1,750,400)	(2,277,364)	(5,212,725)	(2,439,554)	(4,312,864)

1,714,520	819,991	1,945,520	3,003,812	249,813	371,406	884,878	2,247,574
658,030	312,908	817,677	1,747,065	154,374	27,659	657,352	1,108,936
436,338	536,408	592,407	2,038,150	547,726	3,701	1,483,389	613,730
14,704,128	5,415,906	18,132,901	24,215,140	275,942	73,325	273,243	1,216,781
17,513,016	7,085,213	21,488,505	31,004,167	1,227,855	476,091	3,298,862	5,187,021

749	382,027	230,588	155,791	2,026,765	4,531,816	1,766,100	3,158,115
—	220,311	173,891	131,687	43,105	124,532	369,227	673,247
—	170,932	120,432	93,984	1,252	6,710	51,954	76,268
59,113	1,186,210	1,797,959	1,361,828	135,300	367,279	197,563	272,170
59,862	1,959,480	2,322,870	1,743,290	2,206,422	5,030,337	2,384,844	4,179,800

(1,987,200)	(1,667,784)	(4,043,161)	(1,558,201)	(6,192,501)	(4,767,525)	(5,591,490)	(7,977,385)
(381,946)	(1,114,905)	(2,768,497)	(1,215,061)	(480,393)	(324,277)	(1,477,607)	(2,657,651)
(728,852)	(1,718,018)	(2,286,385)	(883,050)	(561,082)	(61,054)	(1,687,746)	(1,565,123)
(12,844,328)	(8,970,107)	(26,243,620)	(14,904,225)	(562,448)	(1,233,302)	(1,387,382)	(764,011)
(15,942,326)	(13,470,814)	(35,341,663)	(18,560,537)	(7,796,424)	(6,386,158)	(10,144,225)	(12,964,170)
1,630,552	(4,426,121)	(11,530,288)	14,186,920	(4,362,147)	(879,730)	(4,460,519)	(3,597,349)
—	67	45	443	—	—	—	—
23,006,894	(10,318,642)	1,110,546	21,869,582	5,689,696	(8,521,456)	1,461,878	(8,080,528)

28,350,199	38,668,841	72,506,929	50,637,347	47,751,822	56,273,278	52,039,759	60,120,287
$51,357,093	$28,350,199	$73,617,475	$72,506,929	$53,441,518	$47,751,822	$53,501,637	$52,039,759

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(c)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/Credits/ Reimbursements/ Reductions(d)	Operating Expenses Before Waivers/ Credits/ Reimbursements/ Reductions(e)	Portfolio Turnover Rate
Mighty Mites Fund
Class AAA
2021	$22.42	$0.13	$10.11	$10.24	$(2.41)	$(2.41)	$0.00	$30.25	48.78%	$129,754	0.47%	1.40%	1.42%	6%
2020	25.58	(0.07)	(2.01)	(2.08)	(1.08)	(1.08)	0.00	22.42	(8.68)	103,109	(0.31)	1.43	1.44	2
2019	28.86	(0.03)	(2.28)	(2.31)	(0.97)	(0.97)	0.00	25.58	(8.00)	156,267	(0.11)	1.41	1.41	8
2018	29.42	(0.07)	1.32	1.25	(1.81)	(1.81)	0.00	28.86	4.38	226,938	(0.25)	1.40	1.40	9
2017	24.76	(0.12)	5.97	5.85	(1.19)	(1.19)	0.00	29.42	24.42	274,161	(0.46)	1.41	1.42	8
Class A
2021	$21.37	$0.12	$9.60	$9.72	$(2.41)	$(2.41)	$0.00	$28.68	48.74%	$98,771	0.44%	1.41%	1.43%	6%
2020	24.49	(0.12)	(1.92)	(2.04)	(1.08)	(1.08)	0.00	21.37	(8.91)	68,250	(0.55)	1.68	1.69	2
2019	27.75	(0.09)	(2.20)	(2.29)	(0.97)	(0.97)	0.00	24.49	(8.26)	75,977	(0.35)	1.66	1.66	8
2018	28.42	(0.14)	1.28	1.14	(1.81)	(1.81)	0.00	27.75	4.13	111,572	(0.50)	1.65	1.65	9
2017	24.01	(0.18)	5.78	5.60	(1.19)	(1.19)	0.00	28.42	24.13	169,017	(0.72)	1.66	1.67	8
Class C
2021	$18.31	$(0.06)	$8.11	$8.05	$(2.41)	$(2.41)	$0.00	$23.95	47.66%	$48,054	(0.27)%	2.15%	2.17%	6%
2020	21.24	(0.20)	(1.65)	(1.85)	(1.08)	(1.08)	0.00	18.31	(9.40)	47,509	(1.06)	2.18	2.19	2
2019	24.32	(0.18)	(1.93)	(2.11)	(0.97)	(0.97)	0.00	21.24	(8.70)	108,356	(0.85)	2.16	2.16	8
2018	25.24	(0.24)	1.13	0.89	(1.81)	(1.81)	0.00	24.32	3.63	166,600	(1.00)	2.15	2.15	9
2017	21.55	(0.27)	5.15	4.88	(1.19)	(1.19)	0.00	25.24	23.52	180,282	(1.21)	2.16	2.17	8
Class I
2021	$23.13	$0.21	$10.45	$10.66	$(2.41)	$(2.41)	$0.00	$31.38	49.13%	$415,023	0.72%	1.15%	1.17%	6%
2020	26.29	(0.01)	(2.07)	(2.08)	(1.08)	(1.08)	0.00	23.13	(8.43)	328,187	(0.05)	1.18	1.19	2
2019	29.57	0.04	(2.35)	(2.31)	(0.97)	(0.97)	0.00	26.29	(7.80)	625,116	0.15	1.16	1.16	8
2018	30.02	0.00 (c)	1.36	1.36	(1.81)	(1.81)	0.00	29.57	4.67	930,953	0.00 (f)	1.15	1.15	9
2017	25.18	(0.06)	6.09	6.03	(1.19)	(1.19)	0.00	30.02	24.74	728,641	(0.22)	1.16	1.17	8

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Due to capital share activity, net investment income/(loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c)	Amount represents less than $0.005 per share.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

(e)	Before advisory fee reduction on unsupervised assets totalling 0.02%, 0.01%, and 0.01% of net assets for the years ended September 30, 2021, 2020 and 2017. For the years ended September 30, 2019, and 2018 there was no impact on the expense ratios.

(f)	Amount represents less than 0.005%.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/Credits/ Reimbursements/ Reductions(c)	Operating Expenses Before Waivers/Credits/ Reimbursements/ Reductions	Portfolio Turnover Rate
SmallCap Equity Fund
Class AAA
2021	$15.40	$0.04	$10.30	$10.34	$0.00 (b)	$—		$—	$25.74	67.16%	$9,838	0.15%	1.25%	1.64%	21%
2020	17.97	0.04	(1.72)	(1.68)	(0.07)	(0.82)	(0.89)	0.00	15.40	(10.08)	6,146	0.26	1.25	1.70	18
2019	21.49	0.06	(1.28)	(1.22)	—	(2.30)	(2.30)	0.00	17.97	(5.56)	7,758	0.33	1.25	1.64	35
2018	21.37	(0.02)	2.00	1.98	—	(1.86)	(1.86)	—	21.49	9.68	9,286	(0.08)	1.25	1.72	32
2017	19.03	(0.04)	4.17	4.13	—	(1.79)	(1.79)	0.00	21.37	23.10	9,295	(0.22)	1.36	1.74	38
Class A
2021	$14.50	$0.03	$9.70	$9.73	$—	$—	$—	$—	$24.23	67.10%	$5,539	0.14%	1.27%	1.65%	21%
2020	16.98	0.00 (b)	(1.63)	(1.63)	(0.03)	(0.82)	(0.85)	0.00	14.50	(10.34)	3,172	0.02	1.50	1.95	18
2019	20.48	0.01	(1.21)	(1.20)	—	(2.30)	(2.30)	0.00	16.98	(5.75)	4,440	0.08	1.50	1.89	35
2018	20.50	(0.07)	1.91	1.84	—	(1.86)	(1.86)	—	20.48	9.38	5,024	(0.33)	1.50	1.97	32
2017	18.37	(0.09)	4.01	3.92	—	(1.79)	(1.79)	0.00	20.50	22.77	3,580	(0.47)	1.60	1.99	38
Class C
2021	$12.04	$(0.11)	$8.05	$7.94	$—	$—	$—	$—	$19.98	65.95%	$2,336	(0.60)%	2.00%	2.39%	21%
2020	14.28	(0.06)	(1.36)	(1.42)	—	(0.82)	(0.82)	0.00	12.04	(10.82)	1,597	(0.46)	2.00	2.45	18
2019	17.69	(0.06)	(1.05)	(1.11)	—	(2.30)	(2.30)	0.00	14.28	(6.21)	3,164	(0.41)	2.00	2.39	35
2018	18.04	(0.15)	1.66	1.51	—	(1.86)	(1.86)	—	17.69	8.79	2,895	(0.83)	2.00	2.47	32
2017	16.43	(0.16)	3.56	3.40	—	(1.79)	(1.79)	0.00	18.04	22.24	2,247	(0.97)	2.11	2.49	38
Class I
2021	$16.09	$0.10	$10.75	$10.85	$(0.04)	$—	$(0.04)	$—	$26.90	67.55%	$33,644	0.40%	1.00%	1.39%	21%
2020	18.74	0.09	(1.80)	(1.71)	(0.12)	(0.82)	(0.94)	0.00	16.09	(9.87)	17,435	0.52	1.00	1.45	18
2019	22.27	0.11	(1.32)	(1.21)	(0.02)	(2.30)	(2.32)	0.00	18.74	(5.27)	23,307	0.60	1.00	1.39	35
2018	22.04	0.04	2.05	2.09	—	(1.86)	(1.86)	—	22.27	9.90	21,688	0.17	1.00	1.47	32
2017	19.53	0.01	4.29	4.30	—	(1.79)	(1.79)	0.00	22.04	23.40	17,501	0.03	1.09	1.49	38

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders						Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Net of Waivers/Credits/ Reimbursements/ Reductions		Operating Expenses Before Waivers/ Credits/ Reimbursements/ Reductions	Portfolio Turnover Rate
Convertible Securities Fund
Class AAA
2021	$15.59	$0.05	$3.11	$3.16	$(0.16)	$(0.33)	$(0.49)	$0.00	$18.26	20.48%	$6,701	0.27%	1.15	%(c)	1.56%	34%
2020	13.86	0.16	1.98	2.14	(0.25)	(0.16)	(0.41)	0.00	15.59	15.80	7,392	1.12	1.15	(c)	1.62	62
2019	13.98	0.13	0.51	0.64	(0.23)	(0.53)	(0.76)	—	13.86	5.08	5,168	1.00	1.15	(c)	1.66	28
2018	12.41	0.04	1.73	1.77	(0.20)	—	(0.20)	—	13.98	14.38	4,523	0.34	1.15	(c)	2.03	35
2017	11.59	0.07	1.49	1.56	(0.21)	(0.53)	(0.74)	—	12.41	14.14	4,138	0.57	1.15		2.47	40
Class A
2021	$16.13	$0.04	$3.22	$3.26	$(0.15)	$(0.33)	$(0.48)	$0.00	$18.91	20.45%	$5,417	0.24%	1.17	%(c)	1.58%	34%
2020	14.33	0.13	2.04	2.17	(0.21)	(0.16)	(0.37)	0.00	16.13	15.47	6,143	0.86	1.40	(c)	1.87	62
2019	14.43	0.10	0.53	0.63	(0.20)	(0.53)	(0.73)	—	14.33	4.81	4,821	0.76	1.40	(c)	1.91	28
2018	12.79	0.01	1.80	1.81	(0.17)	—	(0.17)	—	14.43	14.22	3,711	0.09	1.40	(c)	2.28	35
2017	11.94	0.05	1.52	1.57	(0.19)	(0.53)	(0.72)	—	12.79	13.79	2,670	0.42	1.40		2.72	40
Class C
2021	$17.26	$(0.10)	$3.44	$3.34	$(0.03)	$(0.33)	$(0.36)	$0.00	$20.24	19.54%	$5,575	(0.49)%	1.90	%(c)	2.31%	34%
2020	15.30	0.06	2.19	2.25	(0.13)	(0.16)	(0.29)	0.00	17.26	14.93	6,130	0.37	1.90	(c)	2.37	62
2019	15.36	0.04	0.56	0.60	(0.13)	(0.53)	(0.66)	—	15.30	4.30	4,246	0.26	1.90	(c)	2.41	28
2018	13.62	(0.06)	1.90	1.84	(0.10)	—	(0.10)	—	15.36	13.55	2,960	(0.40)	1.90	(c)	2.78	35
2017	12.69	(0.02)	1.63	1.61	(0.15)	(0.53)	(0.68)	—	13.62	13.26	1,307	(0.19)	1.90		3.22	40
Class I
2021	$15.64	$0.09	$3.12	$3.21	$(0.20)	$(0.33)	$(0.53)	$0.00	$18.32	20.79%	$55,924	0.51%	0.90	%(c)	1.31%	34%
2020	13.91	0.20	1.97	2.17	(0.28)	(0.16)	(0.44)	0.00	15.64	16.03	52,842	1.36	0.90	(c)	1.37	62
2019	14.03	0.18	0.49	0.67	(0.26)	(0.53)	(0.79)	—	13.91	5.33	36,402	1.32	0.90	(c)	1.41	28
2018	12.44	0.08	1.75	1.83	(0.24)	—	(0.24)	—	14.03	14.79	18,097	0.56	0.90	(c)	1.78	35
2017	11.61	0.12	1.48	1.60	(0.24)	(0.53)	(0.77)	—	12.44	14.50	6,636	1.00	0.90		2.22	40

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)		Operating Expenses(c)	Portfolio Turnover Rate
Equity Fund
Class AAA
2021	$11.02	$0.00	(b)	$2.89	$2.89	$(0.06)	$(0.48)	$(0.54)	$13.37	26.99%	$49,468	0.00	%(d)	1.64%	66%
2020	12.66	0.08		(0.53)	(0.45)	(0.11)	(1.08)	(1.19)	11.02	(4.32)	44,109	0.70		1.63	46
2019	13.94	0.10		0.54	0.64	(0.09)	(1.83)	(1.92)	12.66	5.84	50,849	0.80		1.64	28
2018	13.69	0.08		1.71	1.79	(0.06)	(1.48)	(1.54)	13.94	14.14	54,595	0.59		1.60	33
2017	12.59	0.06		1.91	1.97	(0.07)	(0.80)	(0.87)	13.69	16.61	54,159	0.50		1.62	28
Class A
2021	$10.99	$0.00	(b)	$2.88	$2.88	$(0.03)	$(0.48)	$(0.51)	$13.36	26.94%	$933	(0.03)%		1.67%	66%
2020	12.63	0.05		(0.53)	(0.48)	(0.08)	(1.08)	(1.16)	10.99	(4.57)	1,010	0.45		1.88	46
2019	13.90	0.07		0.54	0.61	(0.05)	(1.83)	(1.88)	12.63	5.59	1,366	0.56		1.89	28
2018	13.64	0.05		1.71	1.76	(0.02)	(1.48)	(1.50)	13.90	13.88	1,435	0.35		1.85	33
2017	12.55	0.04		1.89	1.93	(0.04)	(0.80)	(0.84)	13.64	16.25	2,502	0.28		1.87	28
Class C
2021	$10.18	$(0.11)		$2.68	$2.57	$—	$(0.48)	$(0.48)	$12.27	25.93%	$37	(1.00)%		2.39%	66%
2020	11.76	(0.00	)(b)	(0.50)	(0.50)	—	(1.08)	(1.08)	10.18	(5.04)	38	(0.01)		2.38	46
2019	13.09	0.00	(b)	0.50	0.50	—	(1.83)	(1.83)	11.76	4.99	104	0.04		2.39	28
2018	12.97	(0.02)		1.62	1.60	—	(1.48)	(1.48)	13.09	13.32	449	(0.17)		2.35	33
2017	11.99	(0.03)		1.81	1.78	—	(0.80)	(0.80)	12.97	15.72	685	(0.25)		2.37	28
Class I
2021	$10.98	$0.03		$2.88	$2.91	$(0.09)	$(0.48)	$(0.57)	$13.32	27.31%	$3,004	0.25%		1.39%	66%
2020	12.62	0.11		(0.53)	(0.42)	(0.14)	(1.08)	(1.22)	10.98	(4.09)	2,595	0.96		1.38	46
2019	13.91	0.13		0.53	0.66	(0.12)	(1.83)	(1.95)	12.62	6.08	3,954	1.06		1.39	28
2018	13.66	0.11		1.72	1.83	(0.10)	(1.48)	(1.58)	13.91	14.47	4,870	0.84		1.35	33
2017	12.57	0.10		1.89	1.99	(0.10)	(0.80)	(0.90)	13.66	16.85	4,981	0.75		1.37	28

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d)	Amount represents less than (0.005)%.

See accompanying notes to financial statements.

TETON Westwood Funds

Financial Highlights (Continued)

Selected data for a share of beneficial interest outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions to Shareholders					Ratios to Average Net Assets/Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(b)	Portfolio Turnover Rate
Balanced Fund
Class AAA
2021	$10.85	$0.03	$1.75	$1.78	$(0.02)	$(0.50)	$(0.52)	$12.11	16.93%	$40,187	0.22%	1.41%	65%
2020	11.71	0.10	(0.11)	(0.01)	(0.10)	(0.75)	(0.85)	10.85	0.17	38,713	0.95	1.42	57
2019	12.39	0.13	0.55	0.68	(0.13)	(1.23)	(1.36)	11.71	6.44	44,638	1.15	1.37	44
2018	12.16	0.12	0.96	1.08	(0.12)	(0.73)	(0.85)	12.39	9.32	45,181	1.00	1.34	27
2017	11.75	0.11	1.04	1.15	(0.11)	(0.63)	(0.74)	12.16	10.34	50,934	0.93	1.33	23
Class A
2021	$10.93	$0.02	$1.77	$1.79	$(0.02)	$(0.50)	$(0.52)	$12.20	16.87%	$8,454	0.20%	1.43%	65%
2020	11.79	0.08	(0.11)	(0.03)	(0.08)	(0.75)	(0.83)	10.93	(0.43)	7,981	0.70	1.67	57
2019	12.47	0.10	0.55	0.65	(0.10)	(1.23)	(1.33)	11.79	6.13	9,553	0.89	1.62	44
2018	12.23	0.09	0.97	1.06	(0.09)	(0.73)	(0.82)	12.47	9.08	8,719	0.75	1.59	27
2017	11.81	0.08	1.05	1.13	(0.08)	(0.63)	(0.71)	12.23	10.14	8,165	0.68	1.58	23
Class C
2021	$11.15	$(0.07)	$1.81	$1.74	$—	$(0.50)	$(0.50)	$12.39	16.03%	$1,212	(0.57)%	2.16%	65%
2020	12.01	0.02	(0.11)	(0.09)	(0.02)	(0.75)	(0.77)	11.15	(0.95)	1,215	0.20	2.17	57
2019	12.67	0.05	0.56	0.61	(0.04)	(1.23)	(1.27)	12.01	5.58	2,195	0.40	2.12	44
2018	12.41	0.03	0.99	1.02	(0.03)	(0.73)	(0.76)	12.67	8.54	4,544	0.25	2.09	27
2017	11.97	0.02	1.06	1.08	(0.01)	(0.63)	(0.64)	12.41	9.62	4,585	0.18	2.08	23
Class I
2021	$10.83	$0.05	$1.76	$1.81	$(0.05)	$(0.50)	$(0.55)	$12.09	17.26%	$3,649	0.47%	1.16%	65%
2020	11.69	0.13	(0.11)	0.02	(0.13)	(0.75)	(0.88)	10.83	0.09	4,131	1.19	1.17	57
2019	12.38	0.16	0.54	0.70	(0.16)	(1.23)	(1.39)	11.69	6.63	3,734	1.40	1.12	44
2018	12.15	0.15	0.97	1.12	(0.16)	(0.73)	(0.89)	12.38	9.61	3,925	1.24	1.09	27
2017	11.73	0.14	1.05	1.19	(0.14)	(0.63)	(0.77)	12.15	10.72	1,989	1.18	1.08	23

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

See accompanying notes to financial statements.

TETON Westwood Funds

Notes to Financial Statements

1. Organization. The TETON Westwood Funds (the Trust) was organized as a Massachusetts business trust on June 12, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified open-end management investment company and currently consists of five active separate investment portfolios: TETON Westwood Mighty Mites Fund (Mighty Mites Fund), TETON Westwood SmallCap Equity Fund (SmallCap Equity Fund), TETON Convertible Securities Fund (Convertible Securities Fund), TETON Westwood Equity Fund (Equity Fund), and TETON Westwood Balanced Fund (Balanced Fund), individually, a “Fund” and collectively, the “Funds.” Each class of shares outstanding bears the same voting, dividend, liquidation, and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class.

The investment objectives of each Fund are as follows:

●	Mighty Mites Fund seeks to provide long term capital appreciation by investing primarily in micro-capitalization equity securities.

●	SmallCap Equity Fund seeks to provide long term capital appreciation by investing primarily in smaller capitalization equity securities.

●	Convertible Securities Fund seeks to provide a high level of current income as well as long term capital appreciation.

●	Equity Fund seeks to provide capital appreciation. The Equity Fund’s secondary goal is to produce current income.

●	Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

2. Significant Accounting Policies. As an investment company, the Trust follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations, and their ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Investments in open-end investment companies are valued at each underlying fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities fair value, in which case these securities will be fair value as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total Market Value at 09/30/21
MIGHTY MITES FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Airlines	—	$11,250	—		$11,250
Automotive: Parts and Accessories	$15,596,286	24	—		15,596,310
Aviation: Parts and Services	16,747,490	27,933	—		16,775,423
Building and Construction	13,932,373	8,423,751	—		22,356,124
Business Services	22,182,379	160,040	—		22,342,419
Computer Software and Services	16,043,712	33,100	—		16,076,812
Consumer Products	15,957,796	26	—		15,957,822
Consumer Services	5,876,600	333,120	—		6,209,720
Diversified Industrial	69,828,618	3,234,800	—		73,063,418
Energy and Utilities: Natural Gas	2,481,910	2,610,804	—		5,092,714
Financial Services	74,753,639	1,823,697	$138,000		76,715,336
Food and Beverage	13,633,968	181,817	—		13,815,785
Health Care	55,703,597	—	0		55,703,597
Manufactured Housing and Recreational Vehicles	15,092,846	6,221,375	—		21,314,221
Real Estate	25,780,710	1,602,372	255		27,383,337
Specialty Chemicals	18,651,539	—	334		18,651,873
Other Industries (a)	266,476,516	—	—		266,476,516
Total Common Stocks	648,739,979	24,664,109	138,589		673,542,677

Preferred Stocks (a)	4,585,296	—	—		4,585,296
Convertible Preferred Stocks (a)	—	24,110	—		24,110
Mandatory Convertible Securities (a)	—	432,925	—		432,925
Rights (a)	44,933	400	3,979		49,312
Warrants (a)	80,278	41,677	656		122,611
U.S. Government Obligations	—	13,814,364	—		13,814,364
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$653,450,486	$38,977,585	$143,224	(b)	$692,571,295

SMALLCAP EQUITY FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$50,782,925	—	—		$50,782,925
U.S. Government Obligations	—	$603,977	—		603,977
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$50,782,925	$603,977	—		$51,386,902

CONVERTIBLE SECURITIES FUND INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (c)	—	$60,622,643	—		$60,622,643

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total Market Value at 09/30/21
Convertible Preferred Stocks (c)	$599,750	—	—		$599,750
Mandatory Convertible Securities (c)	7,995,607	$1,110,605	—		9,106,212
Common Stocks
Energy and Utilities: Services	—	—	$0		0
U.S. Government Obligations	—	2,044,891	—		2,044,891
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$8,595,357	$63,778,139	$0	(d)	$72,373,496

EQUITY FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$53,033,052	—	—		$53,033,052
Short Term Investment	651,323	—	—		651,323
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$53,684,375	—	—		$53,684,375

BALANCED FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (c)	$34,145,441	—	—		$34,145,441
Mandatory Convertible Securities (c)	395,760	—	—		395,760
Corporate Bonds (c)	—	$10,341,564	—		10,341,564
Convertible Corporate Bonds (c)	—	714,656	—		714,656
U.S. Government Agency Obligations	—	1,397,259	—		1,397,259
U.S. Government Obligations	—	5,098,466	—		5,098,466
Short Term Investment	420,799	—	—		420,799
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$34,962,000	$17,551,945	—		$52,513,945

(a)     Please refer to the Summary Schedule of Investments for the industry classifications of these portfolio holdings.

(b)     Level 3 securities are valued by brokers and pricing services, or recent transactions. At September 30, 2021, the value of these securities was $143,224. The inputs for these securities are not readily available or cannot be reasonably estimated.

(c)     Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

(d)     Level 3 securities are valued by brokers and pricing services, or recent transactions. At September 30, 2021, the value of these securities was $0. The inputs for these securities are not readily available or cannot be reasonably estimated.

During the fiscal year ended September 30, 2021, the Mighty Mites Fund did not have material transfers into or out of level 3 and the Convertible Securities Fund did not have transfers into or out of level 3.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Securities Sold Short. The Funds may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Funds record an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Funds record a realized gain or loss when the short position is closed out. By entering into a short sale, the Funds bear the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Funds on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. During the fiscal year ended September 30, 2021, there were no short sales.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Restricted Securities. Each Fund may invest up to 10% (except for the Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund which may invest up to 15%) of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. Securities deemed as liquid are not included in the limitations described above. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Funds held as of September 30, 2021, refer to the Schedules of Investments.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these Funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2021, the Mighty Mites Fund’s, Equity Fund’s and Balanced Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was each less than 1 basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in a Fund’s custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under each custody arrangement are included in custodian fees in the Statements of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, a Fund is charged an overdraft fee equal to 90% of the current Treasury Bill rate on outstanding balances. These amounts, if any, would be included in the Statements of Operations.

Distributions to Shareholders. Distributions from net investment income are declared and paid annually for the Mighty Mites Fund, SmallCap Equity Fund, and Equity Fund, and quarterly for the Convertible Securities Fund and Balanced Fund. Distributions of net realized gain on investments are normally declared and paid at least annually by each Fund. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Funds, utilization of tax equalizations, timing differences, the adjustments for sales on investments in passive foreign investment companies, reversal of prior year real estate investment trust capital gain, redesignation of dividends paid, and differing characterizations of distributions made by the Funds. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Funds.

For the fiscal year ended September 30, 2021, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Earnings/(Losses)	Paid-in Capital
Mighty Mites Fund	$(8,229,535)	$8,229,535
SmallCap Equity Fund	2,751	(2,751)
Equity Fund	(440)	440

The tax character of distributions paid during the fiscal years ended September 30, 2021 was as follows:

	Mighty Mites Fund				SmallCap Equity Fund		Convertible Securities Fund
	Year Ended September 30,				Year Ended September 30,		Year Ended September 30,
	2021		2020		2021	2020	2021	2020
Ordinary income (inclusive of short term capital gains)	$263,315		—		$60,233	$354,062	$822,928	$1,156,926
Net long term capital gains	64,413,988		$48,293,347		—	1,614,226	1,507,191	593,474
Total Distributions Paid	$64,677,303	*	$48,293,347	*	$60,233	$1,968,288	$2,330,119	$1,750,400

	Equity Fund			Balanced Fund
	Year Ended September 30,			Year Ended September 30,
	2021		2020	2021	2020
Ordinary income (inclusive of short term capital gains)	$254,580		$478,290	$135,877	$500,318
Net long term capital gains	2,023,224		4,734,435	2,303,677	3,812,546
Total Distributions Paid	$2,277,804	*	$5,212,725	$2,439,554	$4,312,864

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

TETON Westwood Funds

Notes to Financial Statements (Continued)

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains.

At September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund
Undistributed ordinary income (inclusive of short term capital gains)	$3,047,979	$406,173	$2,254,578	$1,831,457	$2,025,961
Undistributed long term capital gain	91,426,110	2,495,916	4,099,097	6,844,980	4,263,376
Unrealized appreciation	337,100,338	19,951,900	17,547,339	8,916,070	6,646,778
Total accumulated earnings	$431,574,427	$22,853,989	$23,901,014	$17,592,507	$12,936,115

At September 30, 2021, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, investments in REITs, mark-to-market adjustments on investments in passive foreign investment companies, premium amortization, tax basis adjustments on investments in real estate investment trusts, adjustments on the sale of securities no longer deemed passive foreign investment companies, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at September 30, 2021:

	Mighty Mites Fund	SmallCap Equity Fund	Convertible Securities Fund	Equity Fund	Balanced Fund
Aggregate cost of investments	$355,469,676	$31,435,002	$54,826,157	$44,768,305	$45,867,167
Gross unrealized appreciation	$356,092,326	$20,093,524	$18,526,616	$9,562,621	$7,198,701
Gross unrealized depreciation	(18,990,707)	(141,624)	(979,277)	(646,551)	(551,923)
Net unrealized appreciation	$337,101,619	$19,951,900	$17,547,339	$8,916,070	$6,646,778

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Funds have entered into investment advisory agreements (the Advisory Agreements) with the Adviser which provide that the Funds will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% for the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, and Equity Fund, and 0.75% for the Balanced Fund, of the value of a Fund’s average daily net assets. In accordance with the Advisory Agreements, the Adviser provides a continuous investment program for the Funds’ portfolios, oversees the administration of all aspects of the Funds’ business and affairs, and pays the compensation of all Officers and Trustees of the Funds who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Mighty Mites Fund with respect to which the Adviser transferred dispositive and voting control to the Funds’ Proxy Voting Committee. During the fiscal year ended September 30, 2021, the Funds’ Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $103,485.

The Adviser has contractually agreed to waive investment advisory fees and/or to reimburse expenses to the SmallCap Equity Fund and Convertible Securities Fund in the event annual expenses of such Funds exceed certain prescribed limits as described in the paragraph below. Such fee waiver/reimbursement arrangements continue at least until January 31, 2022. For the fiscal year ended September 30, 2021, the Adviser waived fees or reimbursed expenses in the amounts of $184,043 and $324,715 for the SmallCap Equity Fund and Convertible Securities Fund, respectively.

TETON Westwood Funds

Notes to Financial Statements (Continued)

In addition, the SmallCap Equity Fund and the Convertible Securities Fund are obliged to repay the Adviser for a period of two and three fiscal years, respectively, following the fiscal year in which the Adviser reimbursed the Funds only to the extent that the operating expenses of these Funds fall below the following expense limitations based on average net assets for the SmallCap Equity Fund and the Convertible Securities Fund for Class AAA Shares 1.25% and 1.15%, respectively, for Class A Shares 1.25% and 1.15%, respectively, for Class C Shares 2.00% and 1.90%, respectively, and for Class I Shares 1.00% and 0.90%, respectively. As of September 30, 2021, the cumulative unreimbursed amounts which may be recovered by the Adviser within the next three fiscal years are as follows:

	For the year ended September 30, 2020, expiring September 30, 2022	For the year ended September 30, 2021, expiring September 30, 2023	Total
SmallCap Equity Fund	$154,193	$184,043	$338,236

	For the year ended September 30, 2019, expiring September 30, 2022	For the year ended September 30, 2020, expiring September 30, 2023	For the year ended September 30, 2021, expiring September 30, 2024	Total
Convertible Securities Fund	$183,238	$291,369	$324,715	$799,322

Gabelli Funds, LLC is a subadviser to the Adviser for the Mighty Mites Fund and the Convertible Securities Fund. The Adviser pays Gabelli Funds, LLC out of its advisory fees a subadvisory fee, computed daily and payable monthly, based on an annual rate of 0.32% of the average net assets of these two Funds.

In addition, the Adviser has a Subadvisory Agreement with Westwood Management Corp. for the Equity Fund and Balanced Fund. The Adviser pays Westwood Management Corp. out of its advisory fees with respect to these latter two Funds a subadvisory fee, computed daily and payable monthly, in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for these Funds or (ii) 35% of the net revenues to the Adviser from these Funds.

The Adviser has a sub-administration agreement for each of the Funds with Gabelli Funds, LLC. Gabelli Funds, LLC has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

4. Distribution Plan. The Trust’s Board has adopted a distribution plan (the Plan) for each class of shares, except Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly. Prior to November 1, 2020, the annual rate was 0.50% of the average daily net assets for Class A shares.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2021, other than short term securities, are as follows:

	Purchases(excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Mighty Mites Fund	$39,552,522	$155,680,780	—	—
SmallCap Equity Fund	11,122,568	9,597,577	—	—
Convertible Securities Fund	25,886,035	37,952,762	—	—
Equity Fund	34,327,974	41,375,279	—	—
Balanced Fund	32,209,611	38,888,373	$2,297,865	$3,542,863

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2021, the Mighty Mites Fund paid $23,091 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $16,174 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2021, the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $7,974, $1,700, $1,615, $1,415, and $1,501, respectively.

TETON Westwood Funds

Notes to Financial Statements (Continued)

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2021, the Mighty Mites Fund, SmallCap Equity Fund, Convertible Securities Fund, Equity Fund, and Balanced Fund accrued $45,000, $26,250, $45,000, $37,500, and $45,000 in connection with the cost of computing these Funds’ NAVs.

During the fiscal year ended September 30, 2021, the Mighty Mites Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the 1940 Act and amounted to $44,994 and $256,740 in purchase and sales transactions, respectively.

7. Significant Shareholder. As of September 30, 2021, 9.76% of the Convertible Securities Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8. Shares of Beneficial Interest. The Funds offer four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.00%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Mighty Mites Fund, SmallCap Equity Fund, and Convertible Securities Fund impose a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the respective Fund as an increase in paid-in capital. The redemption fees, if any, retained by the Fund during the fiscal years ended September 30, 2021 and September 30, 2020 can be found in the Statements of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Mighty Mites Fund		SmallCap Equity Fund		Convertible Securities Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Class AAA
Shares sold	204,748	318,137	67,928	56,188	110,407	202,249
Shares issued upon reinvestment of distributions	442,242	236,477	38	21,188	13,604	11,087
Shares redeemed	(956,412)	(2,064,379)	(84,927)	(109,772)	(231,146)	(111,998)
Net increase/(decrease) in Class AAA Shares	(309,422)	(1,509,765)	(16,961)	(32,396)	(107,135)	101,338

Class A
Shares sold	681,988	1,279,751	28,084	19,901	45,239	117,429
Shares issued upon reinvestment of distributions	285,861	136,728	—	12,952	9,906	9,106
Shares redeemed	(717,310)	(1,324,981)	(18,280)	(75,557)	(149,530)	(82,206)
Net increase/(decrease) in Class A Shares	250,539	91,498	9,804	(42,704)	(94,385)	44,329

Class C
Shares sold	126,510	193,823	24,310	37,572	30,209	128,910
Shares issued upon reinvestment of distributions	302,524	195,376	—	12,046	6,495	6,102
Shares redeemed	(1,017,133)	(2,897,427)	(40,029)	(138,574)	(116,479)	(57,316)
Net increase/(decrease) in Class C Shares	(588,099)	(2,508,228)	(15,719)	(88,956)	(79,775)	77,696

Class I
Shares sold	2,080,055	3,257,165	672,134	329,739	1,022,132	1,724,266
Shares issued upon reinvestment of distributions	1,008,166	655,377	2,873	63,130	105,088	96,936
Shares redeemed	(4,052,069)	(13,497,163)	(508,195)	(552,705)	(1,452,440)	(1,060,771)
Net increase/(decrease) in Class I Shares	(963,848)	(9,584,621)	166,812	(159,836)	(325,220)	760,431

TETON Westwood Funds

Notes to Financial Statements (Continued)

	Equity Fund		Balanced Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
Class AAA
Shares sold	19,822	33,259	75,851	202,941
Shares issued upon reinvestment of distributions	175,022	378,915	161,071	284,089
Shares redeemed	(498,259)	(424,439)	(485,998)	(731,426)
Net decrease in Class AAA Shares	(303,415)	(12,265)	(249,076)	(244,396)

Class A
Shares sold	13,124	2,560	56,771	98,018
Shares issued upon reinvestment of distributions	3,726	10,421	33,400	59,949
Shares redeemed	(38,922)	(29,282)	(127,607)	(238,280)
Net decrease in Class A Shares	(22,072)	(16,301)	(37,436)	(80,313)

Class C
Shares sold	50,190	343	129,488	55,605
Shares issued upon reinvestment of distributions	117	603	4,618	6,632
Shares redeemed	(51,023)	(6,038)	(145,210)	(136,212)
Net decrease in Class C Shares	(716)	(5,092)	(11,104)	(73,975)

Class I
Shares sold	24,025	6,698	23,696	108,655
Shares issued upon reinvestment of distributions	11,745	30,864	18,006	24,625
Shares redeemed	(46,631)	(114,457)	(121,172)	(71,371)
Net increase/(decrease) in Class I Shares	(10,861)	(76,895)	(79,470)	61,909

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Mighty Mites Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2021 is set forth below:

	Market Value at September 30, 2020	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change In Unrealized Appreciation/(Depreciation)	Market Value at September 30, 2021	Dividend Income	Percent Owned of Shares
Bel Fuse Inc., Cl. A	$1,714,870	—	$48,352	$(7,190)	$500,483	$2,159,811	$36,552	7.01%
Burnham Holdings Inc., Cl. A	2,743,500	—	49,743	(10,130)	512,173	3,195,800	204,565	7.66%
Indus Realty Trust Inc., REIT*	14,407,447	$485,020	1,753,486	—	—	—	—	—
Nathan's Famous Inc.	11,122,993	260,736	51,929	51,929	2,087,985	13,471,714	305,528	5.35%
Schmitt Industries Inc.†	3,065,040	—	5,283	3,412	(513,269)	2,549,900	—	15.66%
The Eastern Co.**	6,500,160	17,864	750,320	—	—	—	—	—
Trans-Lux Corp.†	479,000	—	19,108	(83,380)	581,202	957,714	—	16.96%
Total				$(45,359)	$3,168,574	$22,334,939	$546,645

* Name change from Griffin Industrial Realty Inc. Security is no longer considered affiliated at September 30, 2021.

† Non-income producing security.

** Security is no longer considered affiliated at September 30, 2021.

10. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

TETON Westwood Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TETON Westwood Funds and Shareholders of TETON Westwood Mighty MitesSM Fund, TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund and TETON Westwood Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of TETON Westwood Mighty MitesSM Fund and the accompanying statements of assets and liabilities, including the schedules of investments, of TETON Westwood SmallCap Equity Fund, TETON Convertible Securities Fund, TETON Westwood Equity Fund and TETON Westwood Balanced Fund (constituting TETON Westwood Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
November 24, 2021

We have served as the auditor of one or more investment companies in the Gabelli/GAMCO Fund Complex since 1986.

TETON Westwood Funds

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, each Fund has established a liquidity risk management program (collectively, the LRM Program) to govern their approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 11, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that each Fund is primarily invested in highly liquid securities and, accordingly, continue to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, each Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to each Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in a Fund may be subject.

TETON Westwood Funds

2021 Tax Notice to Shareholders (Unaudited)

U.S. Government Income – The percentage of the ordinary income dividend paid by the SmallCap Equity Fund, the Convertible Securities Fund, and the Balanced Fund, (the “Funds”) during the year ended September 30, 2021 which was derived from U.S. Treasury securities was 0.03%, 0.06%, and 0.51%, respectively. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Funds did not meet this strict requirement during the fiscal year ended September 30, 2021. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser for the applicability of the information provided as to your specific situation.

Mighty Mites Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders long term capital gains totalling $64,413,988. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees.

SmallCap Equity Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totalling $0.0019 and $0.0448 per share for Class AAA and Class I Shares, respectively. For the fiscal year ended September 30, 2021, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.08% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Convertible Securities Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totalling $0.2016, $0.1902, $0.0554, and $0.2467 per share for Class AAA, Class A, Class C and Class I Shares, respectively, and long term capital gains totalling $1,507,191. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2021, 17.96% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 20.19% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 35.55% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

Equity Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totalling $0.0609, $0.0318, and $0.0904 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totalling $2,023,224. For the fiscal year ended September 30, 2021, 100% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.48% of the ordinary income distribution as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

Balanced Fund – During the fiscal year ended September 30, 2021, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totalling $0.0401, $0.0328, and $0.0695 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totalling $2,303,677. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the fiscal year ended September 30, 2021, 20.89% of the ordinary income dividend qualifies for the dividends received deduction available to corporations. The Fund designates 22.43% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of the ordinary income distributions as qualified short term capital gain.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement and Subadvisory Agreement (together, the Agreements), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 17, 2021:

1) The nature, extent and quality of services provided by the Adviser and the Sub-Advisers.

The Board reviewed in detail the nature and extent of the services provided by the Adviser and the Sub-Advisers under the Agreements and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and Sub-Advisers and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, and by the Sub-Advisers, had not diminished over the past year and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser and Sub-Advisers, that (i) the Adviser and Sub-Advisers were able to retain quality personnel, (ii) the Adviser, Sub-Advisers, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser and Sub-Advisers were responsive to requests of the Board, (iv) the scope and depth of the Adviser’s and Sub-Advisers’ resources were adequate, and (v) the Adviser and Sub-Advisers had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Sub-Advisers.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with the Broadridge peer group of other SEC registered funds, and against each Fund’s broad-based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year (where applicable) average annual total return for the periods ended June 30, 2021, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the Performance Peer Group), regardless of asset size or primary channel of distribution. Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Equity Fund’s performance was below the median for the one year, three year, five year, and ten year periods; the Balanced Fund’s performance was below the median for the one year, three year, and five year periods, and above the median for the ten year period; the SmallCap Equity Fund’s performance was above the median for the one year, three year, five year, and ten year periods; the Mighty Mites Fund’s performance was below the median for the three year, five year, and ten year periods, and above the median for the one year period; and the Convertible Securities Fund’s performance was below the median for the one year, three year, five year, and ten year periods. The Board Members concluded that the Funds’ performance was reasonable in comparison with that of the Performance Peer Groups.

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

In connection with its assessment of the performance of the Adviser and the Sub-Advisers, the Board considered the Adviser’s and Sub-Advisers’ financial condition and whether they had the resources necessary to continue to carry out their responsibilities under the Agreements. The Board concluded that the Adviser and Sub-Advisers had the financial resources necessary to continue to perform their obligations under the Agreements and to continue to provide the high quality services that they have provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory and sub-advisory services and the profits to the Adviser, Sub-Advisers and their affiliates from their relationships with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser and Sub-Advisers were providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the SmallCap Equity Fund and the Convertible Securities Fund operated pursuant to Expense Limitation Agreements with the Adviser wherein the Adviser had agreed to limit a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the Funds’ prospectus. The Board noted that the advisory fees and total expense ratios for the Mighty Mites Fund, Equity Fund, and Balanced Fund were higher than the median when compared with those of their Expense Peer Groups. The SmallCap Equity Fund had effective advisory fees and a total expense ratio that were below the median when compared with their Expense Peer Group. Finally, the Board noted that, although the Convertible Securities Fund had an agreement in place to limit advisory fees and expenses, the total expense ratios for the Convertible Securities Fund were above the median when compared with their Expense Peer Group, and effective advisory fees were at the median. The Board also reviewed the fees charged by the Adviser and Sub-Advisers to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser or Sub-Advisers were higher and, in other cases lower, than the fees charged to the Funds. In evaluating this information, the Board considered the difference in services provided by the Adviser and Sub-Advisers to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2020. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. With respect to the Fund analysis, the Board received an analysis based on each Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser and Sub-Advisers from their management of the Funds. The Board considered that the Adviser and Sub-Advisers do use soft dollars in connection with their management of the Funds. Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee and, with respect to the Equity Fund and the Balanced Fund, the sub-advisory fee, was fair and reasonable with respect to the quality of services provided and in light of

TETON Westwood Funds

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement and, with respect to the Equity Fund, Balanced Fund, Mighty Mites Fund, and Convertible Securities Fund, the Sub-Advisory agreements. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

TETON Westwood Funds

Additional Fund Information (Unaudited)

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Trust’s Statement of Additional Information includes additional information about the TETON Westwood Funds’ Trustees and is available, without charge, upon request, by calling 800-WESTWOOD (800-937-8966) or by writing to the TETON Westwood Funds at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s), Address[1] and Age	Term of Office Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED
TRUSTEE[4]
Nicholas F. Galluccio Trustee and Portfolio Manager Age: 71	Since 2017	8	President and Chief Executive Officer of Teton Advisors Inc. (since 2008); Group Managing Director, U.S. Equities (2004-2008), Managing Director, U.S. Equities (1994-2004), Senior Vice President (1990-1994) and Vice President (1982-1990) of Trust Company of the West (TCW)	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

INDEPENDENT
TRUSTEES[5]
Anthony S. Colavita[6] Trustee Age: 60	Since 2017	21	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—
James P. Conn Trustee Age: 83	Since 1994	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—
Leslie F. Foley[6] Trustee Age: 53	Since 2017	13	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—
Mary E. Hauck Trustee Age: 79	Since 2017	9	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—
Michael J. Melarkey Trustee Age: 71	Since 2017	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Kuni Nakamura Trustee Age: 53	Since 2017	35	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—
Werner J. Roeder Trustee Age: 81	Since 1994	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—
Salvatore J. Zizza[6,7] Trustee Age: 75	Since 2004	32	President of Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing)

Name, Position(s), Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President Age: 69	Since 1994	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President – Mutual Funds, G.research, LLC
John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020
Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015
Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended By-Laws and Amended and Restated Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4	“Interested person” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” because of his affiliation with Teton Advisors, Inc. that acts as the Funds’ investment adviser.

5	Trustees who are not interested persons are considered “Independent” Trustees.

6	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Fund Complex. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be under common control with the Adviser.

7	On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the 1934 Act).

The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

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TETON Westwood Funds and Your Personal Privacy

Who are we?

The TETON Westwood Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Teton Advisors, Inc., which is an affiliate of GAMCO Investors Inc., a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients. Teton Advisors, Inc. is a publicly held company that provides investment advisory services to the TETON Westwood Funds.

What kind of non-public information do we collect about you if you become a Fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TETON WESTWOOD FUNDS

TETON Westwood Mighty MitesSM Fund

TETON Westwood SmallCap Equity Fund

TETON Convertible Securities Fund

TETON Westwood Equity Fund

TETON Westwood Balanced Fund

One Corporate Center

Rye, New York 10580-1422

General and Account Information:

800-WESTWOOD [800-937-8966]

fax: 914-921-5118

website: wwww.tetonadv.com

email: info@tetonadv.com

Board of Trustees

ANTHONY S. COLAVITA	NICHOLAS F. GALLUCCIO*	KUNI NAKAMURA
Attorney, Anthony S. Colavita, P.C.	President and Chief Executive Officer,	President of Advanced Polymer, Inc.
Teton Advisors, Inc.

JAMES P. CONN	MARY E. HAUCK	WERNER J. ROEDER
Former Managing Director and Chief	Former Senior Portfolio Manager,	Former Medical Director,
Investment Officer, Financial Security	Gabelli-O’Connor Fixed Income	Lawrence Hospital
Assurance Holdings Ltd.	Mutual Fund Management Company

LESLIE F. FOLEY	MICHAEL J. MELARKEY	SALVATORE J. ZIZZA
Attorney	Of Counsel,	Chairman,
	McDonald Carano Wilson LLP	Zizza & Associates Corp.
*Interested Trustee
Officers

BRUCE N. ALPERT	PETER GOLDSTEIN	DANIEL PLOURDE
President	Secretary and Vice President	Vice President

JOHN C. BALL	RICHARD J. WALZ
Treasurer	Chief Compliance Officer

Investment Adviser	Distributor
Teton Advisors, Inc.	G.distributors, LLC
Custodian	Legal Counsel
The Bank of New York Mellon	Paul Hastings LLP

We have separated the portfolio managers’ commentaries from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentaries is unrestricted. Both the commentaries and the financial statements, including the portfolio of investments, will be available on our website at www.tetonadv.com.

This report is submitted for the information of the shareholders of the TETON Westwood Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABWWQ321AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $122,784 in 2020 and $122,784 in 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $26,660 in 2020 and $22,425 in 2021. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2021.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Advisers, Inc., and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $26,660 in 2020 and $22,425 in 2021.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

TETON Westwood Mighty Mites Fund

Schedule of Investments — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS — 95.9%
	Aerospace and Defense — 4.8%
580,000	Aerojet Rocketdyne Holdings Inc.	$2,907,838	$25,259,000
136,560	Allied Motion Technologies Inc.	3,322,170	4,271,597
126,000	Avio SpA	1,801,237	1,587,959
19,000	CPI Aerostructures Inc.†	125,791	52,250
106,000	Innovative Solutions and Support Inc.	396,485	757,900
7,000	Kratos Defense & Security Solutions Inc.†	42,963	156,170
67,000	Park Aerospace Corp.	1,056,154	916,560
		9,652,638	33,001,436

	Agriculture — 0.7%
215	J.G. Boswell Co.	136,405	214,892
231,300	Limoneira Co.	4,343,303	3,740,121
470,000	S&W Seed Co.†	1,624,458	1,217,300
		6,104,166	5,172,313

	Airlines — 0.0%
225,000	American Airlines Group Inc., Escrow†	173	11,250

	Automotive — 1.3%
44,407	Rush Enterprises Inc., Cl. A	545,609	2,005,420
112,007	Rush Enterprises Inc., Cl. B	1,359,382	5,126,561
22,000	Sonic Automotive Inc., Cl. A	283,492	1,155,880
65,000	Wabash National Corp.	122,881	983,450
		2,311,364	9,271,311

	Automotive: Parts and Accessories — 2.2%
284,993	Commercial Vehicle Group Inc.†	2,665,975	2,696,034
47,500	Dana Inc.	320,625	1,056,400
12,190	Gentherm Inc.†	177,000	986,537
341,750	Modine Manufacturing Co.†	4,296,707	3,872,027
18,000	Motorcar Parts of America Inc.†	236,616	351,000
80,000	Puradyn Filter Technologies Inc.†	13,774	24
50,028	Standard Motor Products Inc.	635,762	2,186,724
110,560	Strattec Security Corp.†	2,537,035	4,300,784
20,500	Titan International Inc.†	88,258	146,780
		10,971,752	15,596,310

	Aviation: Parts and Services — 2.4%
164,670	Astronics Corp.†	2,056,353	2,315,260
23,896	Astronics Corp., Cl. B†	144,647	339,323
180,540	Ducommun Inc.†	4,543,644	9,090,189
140,250	Kaman Corp.	3,731,847	5,002,718
		10,476,491	16,747,490

	Broadcasting — 1.7%
420,092	Beasley Broadcast Group Inc., Cl. A†	2,071,313	1,117,445
336,455	Dish TV India Ltd., GDR†	265,892	63,926
241,120	Gray Television Inc.	265,142	5,502,358
86,293	Gray Television Inc., Cl. A	620,246	1,913,116
32,000	Sinclair Broadcast Group Inc., Cl. A	51,619	1,013,760
150,000	Townsquare Media Inc., Cl. A†	1,160,428	1,960,500
		4,434,640	11,571,105
Shares		Cost	Market Value
	Building and Construction — 3.2%
95,900	Gibraltar Industries Inc.†	$2,267,529	$6,679,435
5,500	Granite Construction Inc.	128,087	217,525
6,000	Herc Holdings Inc.†	174,982	980,760
365,000	Huttig Building Products Inc.†	407,265	1,941,800
40,000	MYR Group Inc.†	784,349	3,980,000
77,070	The Monarch Cement Co.	2,049,710	8,423,751
		5,811,922	22,223,271

	Business Services — 3.2%
20,000	comScore Inc.†	66,790	78,000
340,000	Diebold Nixdorf Inc.†	1,455,328	3,437,400
4,000	Du-Art Film Laboratories Inc.†	662,044	160,040
144,172	GP Strategies Corp.†	1,569,400	2,984,360
13,500	IAA Inc.†	114,457	736,695
23,300	ICF International Inc.	558,939	2,080,457
31,800	KAR Auction Services Inc.†	167,698	521,202
5,000	Macquarie Infrastructure Holdings LLC	10,844	202,800
181,000	MoneyGram International Inc.†	815,605	1,451,620
240,000	PFSweb Inc.†	1,288,790	3,096,000
36,000	Stagwell Inc.†	109,020	276,120
500	Stamps.com Inc.†	6,278	164,895
24,500	Team Inc.†	237,584	73,745
2,280,000	Trans-Lux Corp.†(a)	1,188,097	957,714
53,160	Viad Corp.†	1,308,346	2,413,996
104,169	Willdan Group Inc.†	3,226,082	3,707,375
		12,785,302	22,342,419

	Communications — 0.4%
107,000	Comtech Telecommunications Corp	1,891,056	2,740,270

	Communications Equipment — 1.2%
50,000	Anterix Inc.†	1,602,949	3,035,000
342,600	Communications Systems Inc.†	2,509,247	2,963,490
194,950	Extreme Networks Inc.†	617,832	1,920,257
35,000	Limelight Networks Inc.†	153,794	83,300
		4,883,822	8,002,047

	Computer Software and Services — 2.3%
4,000	Agilysys Inc.†	69,574	209,440
722,821	Alithya Group Inc., Cl. A†	1,739,405	1,879,335
173,380	American Software Inc., Cl. A	1,534,689	4,117,775
55,000	Avid Technology Inc.†	320,196	1,590,600
14,000	Cardlytics Inc.†	148,003	1,175,160
45,000	DHI Group Inc.†	81,549	214,200
154,620	Digi International Inc.†	1,841,500	3,250,112
10,000	iGO Inc.†	31,808	33,100
10,000	Materialise NV, ADR†	58,532	201,000
137,000	Mitek Systems Inc.†	778,274	2,534,500
1,000	Tyler Technologies Inc.†	16,928	458,650
		6,620,458	15,663,872

	Consumer Products — 2.3%
60,000	Acme United Corp.	1,058,771	1,964,400
60,000	Bassett Furniture Industries Inc.	873,645	1,086,600
15,000	BellRing Brands Inc., Cl. A†	210,000	461,250
700,000	Goodbaby International Holdings Ltd.†	228,511	106,106

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
5,000	Johnson Outdoors Inc., Cl. A	$145,741	$529,000
251,175	Lifetime Brands Inc.	2,717,552	4,568,873
400,000	Marine Products Corp.	2,815,473	5,004,000
14,200	MarineMax Inc.†	204,910	688,984
34,300	Oil-Dri Corp. of America	677,722	1,200,500
5,700	PC Group Inc.†	3,465	26
2,300,000	Playmates Holdings Ltd	276,814	236,363

		9,212,604	15,846,102
	Consumer Services — 0.9%
102,000	1-800-Flowers.com Inc., Cl. A†	245,959	3,112,020
64,000	Bowlin Travel Centers Inc.†	87,677	333,120
62,000	Carriage Services Inc.	1,111,871	2,764,580
		1,445,507	6,209,720

	Diversified Industrial — 10.5%
46,080	Ampco-Pittsburgh Corp.†	183,636	216,576
232,000	Burnham Holdings Inc., Cl. A(a)	3,635,380	3,195,800
40,500	Chase Corp.	677,376	4,137,075
87,360	Columbus McKinnon Corp.	1,447,835	4,223,856
42,000	Graham Corp.	661,883	520,800
413,313	Griffon Corp.	4,550,053	10,167,500
18,700	Haulotte Group SA†	100,407	121,736
5,000	Hyster-Yale Materials Handling Inc.	344,865	251,300
177,530	Intevac Inc.†	855,579	848,593
15,500	John Bean Technologies Corp.	441,905	2,178,525
143,000	L.B. Foster Co., Cl. A†	2,243,167	2,215,070
224,239	Lawson Products Inc.†	3,203,573	11,214,192
11,000	Lydall Inc.†	105,063	682,990
8,000	MSA Safety Inc.	259,401	1,165,600
766,870	Myers Industries Inc.	12,186,670	15,007,646
25,000	Napco Security Technologies Inc.†	124,106	1,077,000
187,047	Park-Ohio Holdings Corp	4,011,062	4,773,439
25,080	Raven Industries Inc.†	497,955	1,444,859
19,500	RWC Inc.†	311,533	39,000
15,000	Standex International Corp.	618,663	1,483,650
92,971	Steel Partners Holdings LP†	1,423,669	2,642,701
316,000	Tredegar Corp.	4,984,165	3,848,880
141,500	Twin Disc Inc.†	1,978,055	1,508,390
		44,846,001	72,965,178

	Educational Services — 0.1%
95,000	Universal Technical Institute Inc.†	289,750	642,200

	Electronics — 4.6%
147,000	Arlo Technologies Inc.†	449,148	942,270
26,700	Badger Meter Inc.	455,404	2,700,438
150,300	Bel Fuse Inc., Cl. A(a).	2,791,643	2,159,811
253,580	CTS Corp.	2,240,821	7,838,158
42,000	Daktronics Inc.†	367,396	228,060
30,000	IMAX Corp.†	129,139	569,400
36,000	Kimball Electronics Inc.†	216,418	927,720
6,000	Mesa Laboratories Inc.	173,625	1,814,160
20,800	Methode Electronics Inc.	126,090	874,640
593,000	Schmitt Industries Inc.†(a)	1,341,444	2,549,900
115,000	Stoneridge Inc.†	1,237,357	2,344,850
116,390	Ultra Clean Holdings†	309,718	4,958,214
Shares		Cost	Market Value
181,000	Ultralife Corp.†	$1,272,267	$1,279,670
70,000	Vishay Precision Group Inc.†	1,969,423	2,433,900
		13,079,893	31,621,191

	Energy and Utilities: Natural Gas — 0.7%
9,180	Chesapeake Utilities Corp.	154,758	1,102,059
107,308	Corning Natural Gas Holding Corp.	1,001,430	2,610,804
54,310	RGC Resources Inc.	459,371	1,230,121
		1,615,559	4,942,984

	Energy and Utilities: Services — 0.2%
213,833	Alvopetro Energy Ltd	275,183	754,645
24,000	Dawson Geophysical Co.†	62,930	59,760
61,000	RPC Inc.†	110,360	296,460
6,500	Subsea 7 SA, ADR	23,304	56,550
		471,777	1,167,415

	Energy and Utilities: Water — 1.6%
34,926	Artesian Resources Corp., Cl. A	908,629	1,333,126
12,000	Cadiz Inc.†	112,655	84,480
24,300	California Water Service Group.	472,668	1,431,999
61,000	Consolidated Water Co. Ltd.	663,802	695,400
30,000	Energy Recovery Inc.†	85,397	570,900
7,053	Middlesex Water Co.	144,475	724,907
62,304	SJW Group	1,594,829	4,115,802
43,507	The York Water Co.	735,043	1,900,386
		4,717,498	10,857,000

	Entertainment — 0.9%
88,000	Borussia Dortmund GmbH & Co. KGaA†	595,537	490,918
2,000	Canterbury Park Holding Corp.†	24,666	33,180
639,512	Dover Motorsports Inc.	1,467,257	1,547,619
10,160	Entercom Communications Corp.†	32,379	37,389
101,000	GAN Ltd.†	1,769,784	1,501,870
1,350,000	Sportech plc†	564,545	673,026
29,000	World Wrestling Entertainment Inc., Cl. A	445,302	1,631,540
		4,899,470	5,915,542

	Environmental Control — 0.9%
77,000	Casella Waste Systems Inc., Cl. A†	304,287	5,847,380
19,894	Primo Water Corp	183,903	312,734
		488,190	6,160,114

	Equipment and Supplies — 4.7%
17,500	AZZ Inc.	662,958	931,000
44,266	CIRCOR International Inc.†	1,052,497	1,461,221
169,500	Core Molding Technologies Inc.†	1,226,245	1,950,945
135,000	Federal Signal Corp.	785,296	5,213,700
54,000	Interpump Group SpA	351,821	3,502,850
230,000	Kimball International Inc., Cl. B	2,488,783	2,576,000
34,200	Maezawa Kyuso Industries Co. Ltd.	92,537	311,594
33,450	Powell Industries Inc.	1,139,097	821,866
300,000	The Eastern Co.	5,614,075	7,548,000
86,000	The Gorman-Rupp Co.	2,006,289	3,079,660
65,000	The L.S. Starrett Co., Cl. A†	544,561	811,850

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2021

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
162,000	Titan Machinery Inc.†	$2,465,027	$4,197,420
33,000	TransAct Technologies Inc.†	109,747	458,700
		18,538,933	32,864,806

	Financial Services — 10.6%
47,000	Allegiance Bancshares Inc.	1,877,815	1,793,050
2,500	Ameris Bancorp	19,606	129,700
22,000	Atlantic American Corp.	82,984	92,180
254,158	Atlantic Capital Bancshares Inc.†	4,418,331	6,732,645
41,744	Atlantic Union Bankshares Corp.	1,292,800	1,538,266
30,000	Barings BDC Inc.	249,511	330,600
13,500	Berkshire Bancorp Inc.†	170,924	149,647
11,275	Berkshire Hills Bancorp Inc.	206,283	304,200
75	Burke & Herbert Bank and Trust Co.	95,726	163,200
19,558	Cadence BanCorp	421,172	429,494
81,800	Capital City Bank Group Inc.	1,996,750	2,023,732
8,000	Capitol Federal Financial Inc.	91,259	91,920
16,560	Citizens & Northern Corp.	325,075	418,306
5,000	ConnectOne Bancorp Inc.	111,580	150,050
28,300	Crazy Woman Creek Bancorp Inc.	489,014	623,308
21,111	Dime Community Bancshares Inc.	522,733	689,485
1,120	Farmers & Merchants Bank of Long Beach	6,157,165	9,100,000
40,000	Farmers National Banc Corp	333,870	628,400
26,440	First Internet Bancorp	529,233	824,399
391,300	Flushing Financial Corp	6,272,673	8,843,380
74,000	FNB Corp	719,682	859,880
32,116	FS Bancorp Inc	589,634	1,111,535
65,048	GTY Technology Holdings Inc.†	455,488	489,161
10	Guaranty Corp., Cl. A†(b)	137,500	138,000
24,270	Hallmark Financial Services Inc.†	178,736	88,586
27,300	HomeStreet Inc.	273,000	1,123,395
9,030	Hope Bancorp Inc.	47,336	130,393
104,000	I3 Verticals Inc., Cl. A†	1,644,043	2,517,840
17,000	ICC Holdings Inc.†	170,000	288,660
65,000	KKR & Co. Inc.	7,419	3,957,200
67,700	Legacy Housing Corp.†	791,575	1,216,569
4,860	LendingTree Inc.†	141,534	679,574
110,000	Medallion Financial Corp.†	455,408	862,400
4,197	Northrim BanCorp Inc.	91,498	178,414
19,390	OceanFirst Financial Corp.	359,396	415,140
11,000	Pacific Premier Bancorp Inc.	307,924	455,840
50,332	People's United Financial Inc.	755,573	879,300
145,000	Pzena Investment Management Inc., Cl. A	1,011,309	1,426,800
33,651	Renasant Corp.	367,249	1,213,119
2,989	Salisbury Bancorp Inc.	129,412	156,922
27,000	Sandy Spring Bancorp Inc.	900,510	1,237,140
3,000	Seacoast Banking Corp. of Florida	92,978	101,430
4,500	Security National Corp.	409,597	677,250
74,000	Silvercrest Asset Management Group Inc., Cl. A	1,009,175	1,152,920
Shares		Cost	Market Value
6,750	Simmons First National Corp., Cl. A	$152,916	$199,530
65,010	Southern First Bancshares Inc.†	2,981,939	3,478,035
4,500	Southside Bancshares Inc.	153,548	172,305
14,000	SouthState Corp.	1,187,194	1,045,380
22,000	Sprott Inc.	505,129	808,890
118,143	Sterling Bancorp	1,177,409	2,948,849
24,500	Territorial Bancorp Inc.	625,158	621,810
5,700	Thomasville Bancshares Inc.	216,040	373,492
5,000	Towne Bank	146,110	155,550
10,010	TrustCo Bank Corp. NY	230,230	320,020
8,701	United Bankshares Inc.	282,365	316,542
51,152	Valley National Bancorp	344,052	680,833
32,800	Value Line Inc.	323,657	1,123,728
45,900	Washington Trust Bancorp Inc.	1,029,683	2,431,782
74,800	Waterstone Financial Inc.	797,062	1,532,652
79,260	Western New England Bancorp Inc.	675,293	676,088
250,000	Wright Investors' Service Holdings Inc.†	148,175	72,350
		47,686,440	73,371,266

	Food and Beverage — 2.0%
84,600	Andrew Peller Ltd., Cl. A	357,330	569,744
1,900	Bridgford Foods Corp.†	32,687	22,762
50,000	Calavo Growers Inc.	1,524,932	1,912,000
133,000	Corby Spirit and Wine Ltd., Cl. A	1,998,640	1,897,450
370,500	Crimson Wine Group Ltd.†	3,295,312	3,182,595
380,000	Farmer Brothers Co.†	3,858,802	3,195,800
1,250	Hanover Foods Corp., Cl. A	118,555	78,906
300	Hanover Foods Corp., Cl. B	28,206	23,400
21,000	Iwatsuka Confectionery Co. Ltd.	727,260	753,808
1,500	J & J Snack Foods Corp.	21,622	229,230
4,490	John B Sanfilippo & Son Inc.	200,255	366,923
70,000	Premier Foods plc	32,686	109,975
1,510	Rock Field Co. Ltd.	11,171	23,363
4,600	Scheid Vineyards Inc., Cl. A†	56,199	79,511
4,700	T. Hasegawa Co. Ltd.	98,330	112,754
235,200	Tingyi (Cayman Islands) Holding Corp	345,177	437,489
207,400	Vitasoy International Holdings Ltd.	108,284	527,515
23,000	Willamette Valley Vineyards Inc.†	88,087	292,560
		12,903,535	13,815,785

	Health Care — 7.9%
16,000	Accuray Inc.†	118,880	63,200
22,000	Anika Therapeutics Inc.†	646,748	936,320
5,700	Boiron SA	96,539	268,726
101,660	Cardiovascular Systems Inc.†	1,777,901	3,337,498
9,500	CareDx Inc.†	51,130	602,015
7,000	Collegium Pharmaceutical Inc.†	129,826	138,180
185,000	Conformis Inc.†	284,453	246,050
268,660	Cutera Inc.†	4,146,400	12,519,556
35,142	Electromed Inc.†	76,795	380,236
62,000	Exelixis Inc.†	118,110	1,310,680
1,150	Heska Corp.†	10,931	297,321
175,000	InfuSystem Holdings Inc.†	417,443	2,280,250

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
23,000	Integer Holdings Corp.†	$479,237	$2,054,820
18,000	Intersect ENT Inc.†	213,088	489,600
193,665	IntriCon Corp.†	1,994,195	3,516,956
11,500	Invitae Corp.†	76,602	326,945
5,500	LeMaitre Vascular Inc	133,878	291,995
23,500	Meridian Bioscience Inc.†	331,935	452,140
213,000	Neogen Corp.†	308,256	9,250,590
61,500	NeoGenomics Inc.†	199,357	2,966,760
26,500	Omnicell Inc.†	436,545	3,933,395
220,000	OPKO Health Inc.†	532,213	803,000
21,000	Option Care Health Inc.†	182,763	509,460
62,700	Orthofix Medical Inc.†	1,412,959	2,390,124
15,000	Paratek Pharmaceuticals Inc.†	66,588	72,900
2,500	Quidel Corp.†	27,931	352,875
33,000	Surgalign Holdings Inc.†	142,889	35,970
52,000	SurModics Inc.†	1,025,563	2,891,200
2,000	Targanta Therapeutics Corp., Escrow†(b)	0	0
70,511	United-Guardian Inc.	637,064	999,846
1,200	Utah Medical Products Inc.	30,972	111,408
25,000	Zealand Pharma A/S†	300,796	720,405
		16,407,987	54,550,421
	Hotels and Gaming — 6.0%
42,964	Bally's Corp.†	1,306,648	2,154,215
44,780	Boyd Gaming Corp.†	256,420	2,832,783
22,000	Caesars Entertainment Inc.†	89,588	2,470,160
6,690	Churchill Downs Inc.	130,582	1,606,135
1,222,119	Full House Resorts Inc.†	3,354,901	12,966,682
234,000	Golden Entertainment Inc.†	2,584,473	11,487,060
355,721	Inspired Entertainment Inc.†	2,238,036	4,161,936
5,000	Monarch Casino & Resort Inc.†	92,168	334,950
217,000	PlayAGS Inc.†	1,692,902	1,709,960
23,000	Rush Street Interactive Inc.†	276,293	441,830
72,500	The Marcus Corp.†	941,928	1,265,125
		12,963,939	41,430,836
	Machinery — 3.4%
220,000	Astec Industries Inc.	7,744,484	11,838,200
4,400	DMG Mori AG	22,722	214,828
473,037	Gencor Industries Inc.†	3,049,099	5,250,711
4,980	Lindsay Corp.	426,333	755,914
22,650	Tennant Co.	641,403	1,674,967
20,020	The Middleby Corp.†	198,109	3,413,610
14,000	Williams Industrial Services Group Inc.†	52,770	59,735
		12,134,920	23,207,965
	Manufactured Housing and Recreational Vehicles — 3.1%
27,940	Cavco Industries Inc.†	1,759,236	6,614,516
175,250	Nobility Homes Inc.	2,038,510	6,221,375
90,500	Skyline Champion Corp.†	729,681	5,435,430
42,000	Winnebago Industries Inc.	399,018	3,042,900
		4,926,445	21,314,221
	Metals and Mining — 0.1%
15,000	5N Plus Inc.†	54,520	32,686
40,000	Osisko Gold Royalties Ltd.	514,144	449,392
400,000	Tanami Gold NL†	17,082	20,821
		585,746	502,899
			Market
Shares		Cost	Value
	Paper and Forest Products — 0.3%
26,450	Keweenaw Land Association Ltd.†	$2,225,745	$2,082,937

	Publishing — 0.9%
100,000	ARC Document Solutions Inc.	179,113	295,000
343,600	The E.W. Scripps Co., Cl. A	1,695,783	6,205,416
		1,874,896	6,500,416
	Real Estate — 3.9%
116,000	Ambase Corp.†	123,534	34,220
113,300	Capital Properties Inc., Cl. A	1,205,957	1,362,432
5,040	Cohen & Steers Inc.	128,477	422,201
30,000	DREAM Unlimited Corp., Cl. A	331,539	663,667
22,500	FRP Holdings Inc.†	740,269	1,258,200
16,138	Gyrodyne LLC†	421,133	209,633
6,200	Holobeam Inc.†	100,460	239,940
250,393	Indus Realty Trust Inc., REIT	7,347,225	17,552,549
289,269	Reading International Inc., Cl. A†	2,210,090	1,463,701
73,970	Reading International Inc., Cl. B†	656,528	1,678,379
2,508	Royalty LLC†(b)	0	255
87,000	Tejon Ranch Co.†	1,833,464	1,545,120
461,500	Trinity Place Holdings Inc.†	2,103,186	904,540
		17,201,862	27,334,837
	Restaurants — 2.1%
57,000	Denny's Corp.†	384,205	931,380
220,234	Nathan's Famous Inc.(a)	3,342,683	13,471,714
		3,726,888	14,403,094
	Retail — 1.7%
28,000	Big 5 Sporting Goods Corp.	161,796	645,120
20,000	Ethan Allen Interiors Inc.	381,514	474,000
60,240	Ingles Markets Inc., Cl. A	1,055,690	3,977,647
7,500	Lands' End Inc.†	108,316	176,550
33,000	La-Z-Boy Inc.	718,603	1,063,590
83,000	Movado Group Inc.	1,308,135	2,613,670
300	PetIQ Inc.†	7,511	7,491
1,000	PetMed Express Inc.	15,765	26,870
2,328	Tuesday Morning Corp.†	2,561	6,519
128,174	Village Super Market Inc., Cl. A	3,366,904	2,778,812
		7,126,795	11,770,269
	Specialty Chemicals — 2.7%
530,000	Ferro Corp.†	2,227,306	10,780,200
72,840	Hawkins Inc.	1,294,278	2,540,659
3,500	Minerals Technologies Inc.	101,755	244,440
91,043	Navigator Holdings Ltd.†	861,258	810,283
106,100	Neo Performance Materials Inc.	1,339,145	1,472,634
2,000	Takasago International Corp.	52,676	53,821
33,000	Teraoka Seisakusho Co. Ltd.	243,988	107,633
66,900	The General Chemical Group Inc.†(b)	6,021	334
193,174	Treatt plc	1,037,797	2,641,869
		7,164,224	18,651,873
	Telecommunications — 0.4%
95,000	A10 Networks Inc.†	612,938	1,280,600
15,000	Frequency Electronics Inc.†	166,203	156,000

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
11,000	Iridium Communications Inc.†	$92,258	$438,350
30,000	Nuvera Communications Inc.	219,358	660,000
2,000	Preformed Line Products Co.	89,322	130,080
5,000	Shenandoah Telecommunications Co.	25,355	157,900
		1,205,434	2,822,930
	Transportation — 0.0%
5,000	Patriot Transportation Holding Inc.	90,183	59,350

	TOTAL COMMON STOCKS	323,774,005	663,354,445

	PREFERRED STOCKS — 0.7%
	Automotive: Parts and Accessories — 0.1%
19,300	Jungheinrich AG	52,796	900,506

	Financial Services — 0.6%
157,000	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	4,025,018	3,684,790
	TOTAL PREFERRED STOCKS	4,077,814	4,585,296

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Food and Beverage — 0.0%
500	Seneca Foods Corp., Ser. 2003	7,625	24,110

	MANDATORY CONVERTIBLE SECURITIES(c) — 0.0%
	Energy and Utilities — 0.0%
15,095	Corning Natural Gas Holding Corp., Ser. B, 4.800%, 09/30/26	313,221	432,925

	RIGHTS — 0.0%
	Entertainment — 0.0%
88,000	Borussia Dortmund GmbH & Co. KGaA, expire 10/06/21†	0	1,733
550,000	Media General Inc., CVR†(b)	1	1
		1	1,734
	Health Care — 0.0%
40,000	Elanco Animal Health Inc., CVR†	0	400
8,000	Progenics Pharmaceuticals Inc., CVR†(b)	0	3,978
200,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(b)	103,591	0
		103,591	4,378
	TOTAL RIGHTS	103,592	6,112
			Market
Shares		Cost	Value
	WARRANTS — 0.0%
	Business Services — 0.0%
1	Internap Corp., expire 05/08/24†(b)	$0	$652
	Diversified Industrial — 0.0%
47,000	Ampco-Pittsburgh Corp. , expire 08/01/25†	32,110	40,634

	Energy and Utilities — 0.0%
86	Key Energy Services Inc., expire 12/15/21†(b)	0	4

	Energy and Utilities: Natural Gas — 0.0%
144	PHI Group Inc., expire 09/04/22†	0	0

	Energy and Utilities: Services — 0.0%
7,627	Weatherford International plc, expire 12/13/23†	0	2,669

	Health Care — 0.0%
8,737	Option Care Health Inc., Cl. A, expire 07/27/25†	7,979	22,713
8,737	Option Care Health Inc., Cl. B, expire 07/27/25†	7,554	18,964
		15,533	41,677
	TOTAL WARRANTS	47,643	85,636

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 2.0%

$419,000	U.S. Cash Management Bill, 0.031%††, 11/01/21	418,989	418,980
13,396,000	U.S. Treasury Bills, 0.017% to 0.047%††, 10/28/21 to 12/23/21	13,395,286	13,395,384

	TOTAL U.S. GOVERNMENT OBLIGATIONS	13,814,275	13,814,364

	TOTAL MISCELLANEOUS INVESTMENTS — 1.5%(d)	9,459,179	10,268,407

	TOTAL INVESTMENTS — 100.1%	$351,597,354	692,571,295
	Other Assets and Liabilities (Net) — (0.1)%		(969,176)
	NET ASSETS — 100.0%		$691,602,119

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(d)	Represents previously undisclosed, unrestricted securities which the Fund has held for less than one year.

†	Non-income producing security.

††	Represents annualized yield(s) at date(s) of purchase.

See accompanying notes to financial statements.

TETON Westwood Mighty Mites Fund

Schedule of Investments (Continued) — September 30, 2021

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The TETON Westwood Funds

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	December 3, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 3, 2021

* Print the name and title of each signing officer under his or her signature.